Exhibit 10.3

Execution Version

COLLATERAL TRUST AGREEMENT

dated as of June 17, 2015

among

CARMIKE CINEMAS, INC.,

the Guarantors from time to time party hereto,

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Administrative Agent under the Credit Agreement,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee under the Indenture

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Collateral Trustee

i

EXHIBIT A –	Additional Secured Debt Designation
EXHIBIT B –	Form of Collateral Trust Joinder—Additional Secured Debt
EXHIBIT C –	Form of Collateral Trust Joinder—Additional Guarantors
EXHIBIT D –	Additional Secured Obligation Designation
EXHIBIT E –	Form of Collateral Trust Joinder—Additional Secured Obligations

ii

This Collateral Trust Agreement (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.1 hereof, this “Agreement”) is dated as of June 17, 2015 and is by and among CARMIKE CINEMAS, INC., a Delaware corporation (the “Borrower”), the Guarantors from time to time party hereto, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent (as defined below), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Trustee (as defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Collateral Trustee (in such capacity and together with its successors in such capacity, the “Collateral Trustee”).

RECITALS

The Borrower intends to enter into a Credit Agreement dated as of the date hereof (as amended, restated, modified, renewed, refunded, replaced in any manner (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time, the “Credit Agreement”) among the Borrower, the Affiliates of the Borrower named therein, the Lenders party thereto, JPMorgan Chase Bank, National Association, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”), and the lenders party thereto, which will provide for a $50,000,000 credit facility.

The Borrower intends to issue 6.00% Senior Secured Notes due 2023 (including any related exchange notes, the “Notes”) in an aggregate principal amount of $230,000,000 pursuant to an Indenture dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Indenture”) among the Borrower, the guarantors party thereto and Indenture Trustee, as trustee (in such capacity and together with its successors in such capacity, the “Trustee”).

Capitalized terms used in this Agreement have the meanings assigned to them above or in Article 1 below.

The Borrower and the Guarantors intend to secure the Obligations under the Credit Agreement, any future Priority Lien Debt and any other Priority Lien Debt Obligations on a priority basis and, subject to such priority, intend to secure the Obligations under the Indenture, any future Parity Lien Debt and any other Parity Lien Debt Obligations, with Liens on all present and future Collateral to the extent that such Liens have been provided for in the applicable Security Documents.

This Agreement sets forth the terms on which each Secured Party has appointed the Collateral Trustee to act as the collateral trustee for the present and future holders of the Secured Obligations to receive, hold, maintain, administer and distribute the Collateral at any time delivered to the Collateral Trustee or the subject of the Security Documents, and to enforce the Security Documents and all interests, rights, powers and remedies of the Collateral Trustee with respect thereto or thereunder and the proceeds thereof.

AGREEMENT

In consideration of the premises and the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE 1. DEFINITIONS; PRINCIPLES OF CONSTRUCTION

SECTION 1.1 Defined Terms. The following terms will have the following meanings:

“Act of Required Secured Parties” means, as to any matter at any time:

(1) prior to the Discharge of Priority Lien Debt Obligations, a direction in writing delivered to the Collateral Trustee by or with the written consent of, either the holders of, or the Priority Lien Debt Representatives representing the holders of, in each case, more than 50% of the sum of:

(a) the aggregate outstanding principal amount of Priority Lien Debt (including the face amount of outstanding letters of credit whether or not then available or drawn); and

(b) other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Priority Lien Debt; provided, however, that if at any time prior to the Discharge of Priority Lien Debt Obligations the only remaining Priority Lien Debt Obligations are Hedging Obligations, then the term “Act of Required Secured Parties” will mean the holders of a majority of the aggregate “settlement amount” (or similar term) as defined in the Hedge Agreements (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount, if any, then due and payable by the Borrower or any Guarantor (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements; provided further, that any Hedge Agreement with a “settlement amount” (or similar term) or termination payment that is a negative number shall be disregarded for purposes of all calculations required by the term “Act of Required Secured Parties”; and

(2) at any time after the Discharge of Priority Lien Debt Obligations, a direction in writing delivered to the Collateral Trustee by or with the written consent of either the holders of, or the Parity Lien Debt Representatives representing the holders of, in each case, Parity Lien Debt representing the Required Parity Lien Debtholders.

For purposes of this definition, (a) Secured Debt registered in the name of, or beneficially owned by, the Borrower or any Affiliate of the Borrower will be deemed not to be outstanding and (b) votes will be determined in accordance with Section 7.2.

“Additional Secured Debt” has the meaning set forth in Section 3.8.

“Additional Secured Debt Designation” means a notice is substantially the form of Exhibit A.

“Additional Secured Obligation Designation” means a notice is substantially the form of Exhibit D.

“Administrative Agent” has the meaning set forth in the recitals.

“Affiliate” means, with respect to a specified Person, (a) any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with the Person specified or is a director or officer of the Person specified or (b) any other Person that directly or indirectly owns 10% or more of any class of equity interests of the Person specified.

“Affiliate Securities” means all “securities” of any of the Borrower’s “affiliates” (as the terms “securities” and “affiliates” are used in Rule 3-16 of Regulation S-X under the Securities Act of 1933, as amended, and any successor rule) including any securities described in Section 4.4(c) hereof.

“Agreement” has the meaning set forth in the preamble.

“Attributable Debt” in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP; provided, however, that if such sale and leaseback transaction results in a Capital Lease Obligation, the amount of Funded Debt represented thereby will be determined in accordance with the definition of “Capital Lease Obligation” under the Indenture.

“Bank Product Obligations” means, all obligations and liabilities (whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter incurred) of Borrower or any Guarantor, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, which may arise under, out of, or in connection with any treasury, investment, depository, clearing house, wire transfer, cash management or automated clearing house transfers of funds services or any related services, to any Person, in each case which are designated by Borrower to the Collateral Trustee and each Priority Lien Debt Representative as Bank Product Obligations by written notice in accordance with Section 3.9 hereof.

“Bank Product Provider” means any Person to whom Bank Product Obligations are owing.

“Board of Directors” means (a) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (b) with respect to a partnership, the Board of Directors of the general partner of the partnership, (c) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof and (d) with respect to any other Person, the board or committee of such Person serving a similar function.

“Borrower” has the meaning set forth in the preamble.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment of any applicable Secured Obligations are authorized or required by law, regulation or executive order to remain closed.

“Capital Stock” means:

(1) in the case of a corporation, corporate stock;

(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of stock;

(3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person,

but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“Cash Equivalents” means:

(1) United States dollars;

(2) securities issued or directly and fully guaranteed or insured by the United States government (or any agency or instrumentality of the United States government); provided, that the full faith and credit of the United States is pledged in support of any securities having maturities of not more than one year from the date of acquisition;

(3) certificates of deposit and Eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any lender party to the Credit Agreement or with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of “B” or better;

(4) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year from the date of acquisition, and having, at the time of acquisition, a credit rating of at least “A-1” from S&P or at least “P-1” from Moody’s;

(5) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2), (3) and (4) above, entered into with any financial institution meeting the qualifications specified in clause (3) above;

(6) commercial paper having one of the two highest ratings obtainable from Moody’s or S&P and, in each case, maturing within six months after the date of acquisition; and

(7) money market funds, the assets of which consist of at least 95% Cash Equivalents of the kinds described in clauses (1) through (6) of this definition.

“Class” means (1) in the case of Parity Lien Debt Obligations, every Series of Parity Lien Debt and all other Parity Lien Debt Obligations, taken together, and (2) in the case of Priority Lien Debt Obligations, every Series of Priority Lien Debt and all other Priority Lien Debt Obligations, taken together.

“Collateral” means, in the case of each Series of Secured Debt, all properties and assets of the Borrower and the Guarantors now owned or hereafter acquired in which Liens have been granted, or purported to be granted, or required to be granted, to the Collateral Trustee to secure any or all of the Secured Obligations, including any property subject to Liens granted pursuant to Section 2.8, and shall exclude any properties and assets in which the Collateral Trustee is required to release its Liens pursuant to Section 3.2; provided, that, if such Liens are required to be released as a result of the sale, transfer or other disposition of any properties or assets of the Borrower or any Guarantor, such assets or properties will cease to be excluded from the Collateral if the Borrower or any Guarantor thereafter acquires or reacquires such assets or properties.

“Collateral Trustee” has the meaning set forth in the preamble.

“Collateral Trust Joinder” means (i) with respect to the provisions of this Agreement relating to any Additional Secured Debt, an agreement substantially in the form of Exhibit B, (ii) with respect to the provisions of this Agreement relating to the addition of additional Guarantors, an agreement substantially in the form of Exhibit C and (iii) with respect to the provisions of this Agreement relating to any Hedging Obligations or Bank Product Obligations, an agreement substantially in the form of Exhibit E.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlling Representative” means at any time (1) prior to a Discharge of Priority Lien Debt Obligations, the Priority Lien Debt Representative that represents the Series of Priority Lien Debt with the then largest outstanding principal amount and unfunded commitments or, if there is no Series of Priority Lien Debt, the Hedge Provider with the largest amount of Priority Lien Debt Obligations owed to it (calculated in accordance with Section 3.4 hereof) and (2) after a Discharge of Priority Lien Debt Obligations, the Parity Lien Debt Representative that represents the Series of Parity Lien Debt with the then largest outstanding principal amount.

“Credit Agreement” has the meaning set forth in the recitals.

“Credit Facility” means one or more debt facilities (including, without limitation, the Credit Agreement), indentures or commercial paper facilities, in each case, with banks or other institutional lenders, accredited investors or institutional investors providing for revolving credit loans, term loans, term debt, debt securities, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, extended, increased, refunded, replaced in any manner (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

“Discharge of Priority Lien Debt Obligations” means the occurrence of all of the following:

(1) termination or expiration of all commitments to extend credit that would constitute Priority Lien Debt;

(2) with respect to each Series of Priority Lien Debt, either (x) payment in full in cash of the principal of and interest and premium (if any) on all Priority Lien Debt of such Series (other than any undrawn letters of credit) or (y) there has been a legal defeasance or covenant defeasance pursuant to the terms of the applicable Secured Debt Documents for such Series of Secured Debt;

(3) with respect to any undrawn letters of credit constituting Priority Lien Debt, either (x) discharge or cash collateralization (at the lower of (A) 105% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of liens under the terms of the applicable Priority Lien Document) of all outstanding letters of credit constituting Priority Lien Debt or (y) the issuer of each such letter of credit has notified the Collateral Trustee in writing that alternative arrangements satisfactory to such issuer and to the holders of the related Series of Secured Debt that has reimbursement obligations with respect thereto have been made; and

(4) payment in full in cash of all other Priority Lien Debt Obligations that are outstanding and unpaid at the time the Priority Lien Debt is paid in full in cash or the cash collateralization of all such Hedging Obligations on terms satisfactory to each applicable counterparty, and the expiration or termination of all outstanding transactions under Hedge Agreements (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time);

provided, however, that if, at any time after the Discharge of Priority Lien Debt Obligations has occurred, the Borrower thereafter enters into any Priority Lien Document evidencing a Priority Lien Debt which incurrence is not prohibited by any applicable Secured Debt Document, then such Discharge of Priority Lien Debt Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Priority Lien Debt (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Priority Lien Debt Obligations), and, from and after the date on which the Borrower designates such Funded Debt as Priority Lien Debt in accordance with Section 3.8, the obligations under such Priority Lien Document shall automatically and without any further action be treated as Priority Lien Debt Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein and any Parity Lien Debt Obligations shall be deemed to have been at all times Parity Lien Debt Obligations and at no time Priority Lien Debt Obligations.

“Funded Debt” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:

(1) in respect of borrowed money or advances; or

(2) evidenced by loan agreements, bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof).

For the avoidance of doubt, “Funded Debt” shall not include Hedging Obligations or Bank Product Obligations.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Funded Debt (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).

“Guarantor” means, with respect to any Priority Lien Debt Obligations, each person who has Guaranteed payment of any Priority Lien Debt Obligations and, with respect to any Parity Lien Debt Obligations, each person who has Guaranteed payment of any Parity Lien Debt Obligations.

“Hedge Agreement” means any Swap Contract; provided that the counterparty thereto has delivered a Collateral Trust Joinder in respect thereof and the other requirements of Section 3.9 have been complied with. As used herein, “Hedge Agreement” shall include both any Swap Contract constituting a “master agreement” and any related Swap Transaction; provided, however that a Collateral Trust Joinder pursuant to 3.9 shall only be required once for each master agreement and shall not be required for each individual Swap Transaction thereunder.

“Hedge Modification” has the meaning set forth in Section 3.9(d)(1).

“Hedge Mortgage” has the meaning set forth in Section 3.9(d)(1).

“Hedge Mortgaged Property” has the meaning set forth in Section 3.9(d)(1).

“Hedge Title Datedown Product” has the meaning set forth in Section 3.9(d)(3).

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under any Hedge Agreement.

“Hedge Provider” means the counterparty to the Borrower or any Affiliate of the Borrower under any Hedge Agreement.

“Indemnified Liabilities” means any and all liabilities (including all environmental liabilities), obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement or any of the other Security Documents, including any of the foregoing relating to the use of proceeds of any Secured Debt or the violation of, noncompliance with or liability under, any law (including environmental laws) applicable to or enforceable against the Borrower, any of its Subsidiaries or any Guarantor or any of the Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Indemnitee) incurred by any Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.

“Indemnitee” has the meaning set forth in Section 7.11(a).

“Indenture” has the meaning set forth in the recitals.

“Insolvency or Liquidation Proceeding” means:

(1) any voluntary or involuntary case commenced by or against the Borrower or any Guarantor under Title 11, U.S. Code or any similar federal or state law for the relief of debtors, any other proceeding for the reorganization, recapitalization, receivership, liquidation or adjustment or marshalling of the assets or liabilities of the Borrower or any Guarantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any Guarantor or any similar case or proceeding relative to the Borrower or any Guarantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any Guarantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any Guarantor are determined and any payment or distribution is or may be made on account of such claims.

“Junior Trust Estate” has the meaning set forth in Section 2.2.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

“Modification” has the meaning set forth in Section 3.8(d)(1).

“Moody’s” means Moody’s Investors Service, Inc., and its successors and assigns.

“Mortgage” has the meaning set forth in Section 3.8(d)(1).

“Mortgaged Property” has the meaning set forth in Section 3.8(d)(1).

“Notes” has the meaning set forth in the recitals.

“Note Documents” means the Indenture, the Notes and the Parity Lien Security Documents.

“Obligations” means any principal (including reimbursement obligations with respect to letters of credit whether or not drawn), interest (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the applicable Secured Debt Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), premium (if any), fees, indemnifications, reimbursements, expenses and other liabilities payable under the documentation governing any Secured Obligations.

“Officers’ Certificate” means a certificate with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Borrower by two officers of the Borrower, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Borrower, including:

(a) a statement that the Person making such certificate has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

(c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

(d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

“Parity Lien” means a Lien granted by a Security Document to the Collateral Trustee, at any time, upon any property of the Borrower or any Guarantor to secure Parity Lien Debt Obligations.

“Parity Lien Debt” means:

(1) the Notes issued on the date hereof (including any related exchange notes); and

(2) any other Funded Debt (including additional Notes), other than Hedging Obligations or Bank Product Obligations, that is secured by a Parity Lien and that was permitted to be incurred and so secured under each applicable Secured Debt Document;

provided, in the case of any Funded Debt referred to in clause (2) of this definition, that:

(a) on or before the date on which such Funded Debt is incurred by the Borrower, such Funded Debt is designated by the Borrower as “Parity Lien Debt” for the purposes of the Secured Debt Documents in an Additional Secured Debt Designation executed and delivered in accordance with Section 3.8; provided, that no Obligation or Funded Debt may be designated as both Parity Lien Debt and Priority Lien Debt;

(b) unless such Funded Debt is issued under an existing Secured Debt Document for any Series of Parity Lien Debt whose Secured Debt Representative is already party to this Agreement, the Parity Lien Representative for such Funded Debt executes and delivers a Collateral Trust Joinder in accordance with Section 3.8(b); and

(c) all other requirements set forth in Section 3.8 have been complied with.

“Parity Lien Debt Documents” means, collectively, the Note Documents and the indenture, credit agreement or other agreement governing each other Series of Parity Lien Debt and the Parity Lien Security Documents.

“Parity Lien Debt Obligations” means Parity Lien Debt and all other Obligations in respect thereof including all guarantees of any of the foregoing.

“Parity Lien Debt Representative” means:

(1) in the case of the Notes, the Trustee; or

(2) in the case of any other Series of Parity Lien Debt, the trustee, agent or representative of the holders of such Series of Parity Lien Debt who maintains the transfer register for such Series of Parity Lien Debt and (A) is appointed as a Parity Lien Debt Representative (for purposes related to the administration of the Security Documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Parity Lien Debt, together with its successors in such capacity, and (B) that has executed a Collateral Trust Joinder.

“Parity Lien Secured Parties” means the holders of Parity Lien Debt Obligations and each Parity Lien Debt Representative.

“Parity Lien Security Documents” means all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Borrower or any Guarantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Trustee, for the benefit of any of the Parity Lien Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Person” means any individual, corporation, partnership, limited partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Priority Lien” means a Lien granted, or purported to be granted, by a Security Document to the Collateral Trustee, at any time, upon any property of the Borrower or any Guarantor to secure Priority Lien Debt Obligations.

“Priority Lien Debt” means:

(1) any Funded Debt now or hereafter incurred under the Credit Agreement (including letters of credit and reimbursement obligations with respect thereto) that was permitted to be incurred and secured under each applicable Secured Debt Document (or as to which the lenders under the Credit Agreement or their Priority Lien Representative obtained an Officers’ Certificate at the time of incurrence (or with respect to any revolving credit obligations, as the time of commitment) to the effect that such Funded Debt was permitted to be incurred and secured by all applicable Secured Debt Documents); and

(2) any other Funded Debt (including, without limitation, borrowings under any other Credit Facility) that is secured with the Credit Agreement by a Priority Lien and that was permitted to be incurred and so secured under each applicable Secured Debt Document; provided, in the case of any Funded Debt referred to in this clause (2), that:

(a) on or before the date on which such Funded Debt is incurred by the Borrower, such Funded Debt is designated by the Borrower as “Priority Lien Debt” for the purposes of the Secured Debt Documents in an Additional Secured Debt Designation executed and delivered in accordance with Section 3.8(a); provided, that no Obligation or Funded Debt may be designated as both Parity Lien Debt and Priority Lien Debt;

(b) unless such Funded Debt is issued under an existing Secured Debt Document for any Series of Priority Lien Debt whose Secured Debt Representative is already party to this Agreement, the Priority Lien Representative for such Funded Debt executes and delivers a Collateral Trust Joinder in accordance with Section 3.8(b); and

(c) all other requirements set forth in Section 3.8 have been complied with.

For the avoidance of doubt, Hedging Obligations and Bank Product Obligations do not constitute Priority Lien Debt but may constitute Priority Lien Debt Obligations.

“Priority Lien Debt Documents” means the Credit Agreement and any other indenture, credit agreement or other agreement pursuant to which any Priority Lien Debt is incurred and the Security Documents (other than any Security Documents that do not secure Priority Lien Debt Obligations).

“Priority Lien Debt Obligations” means the Priority Lien Debt and all other Obligations in respect of Priority Lien Debt, including without limitation any post-petition interest whether or not allowable together with all Hedging Obligations and Bank Product Obligations and all guarantees of any of the foregoing. In addition to the foregoing, all obligations owing to the Collateral Trustee in its capacity as such, whether pursuant to this Agreement or one or more of the Priority Lien Documents or Parity Lien Documents, shall in each case be deemed to constitute Priority Lien Debt Obligations (with the obligations described in this sentence being herein the “Collateral Trustee Obligations), which Collateral Trustee Obligations shall be entitled to the priority provided in clause FIRST of Section 3.4(a)

“Priority Lien Debt Representative” means:

(a) in the case of the Credit Agreement, the Administrative Agent; or

(b) in the case of any other Series of Priority Lien Debt, the trustee, agent or representative of the holders of such Series of Priority Lien Debt who maintains the transfer register for such Series of Priority Lien Debt and is appointed as a representative of the Priority Lien Debt (for purposes related to the administration of the Security Documents) pursuant to the credit agreement or other agreement governing such Series of Priority Lien Debt, and who has executed a Collateral Trust Joinder.

“Priority Lien Secured Parties” means the holders of Priority Lien Debt Obligations, each Priority Lien Debt Representative and the Collateral Trustee.

“Priority Lien Security Documents” means all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Borrower or any Guarantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Trustee, for the benefit of any of the Priority Lien Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.2.

“Reaffirmation Agreement” means an agreement reaffirming the security interests granted to the Collateral Trustee in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement

“Required Parity Lien Debtholders” means, at any time, the holders of more than 50% of the sum of:

(a) the aggregate outstanding principal amount of Parity Lien Debt (including outstanding letters of credit whether or not then available or drawn); and

(b) other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Parity Lien Debt.

For purposes of this definition, (a) Parity Lien Debt registered in the name of, or beneficially owned by, the Borrower or any Affiliate of the Borrower will be deemed not to be outstanding, and (b) votes will be determined in accordance with the provisions of Section 7.2.

“S&P” means Standard & Poor’s Ratings Group and its successors and assigns.

“Secured Debt” means Parity Lien Debt and Priority Lien Debt.

“Secured Debt Default” means any event or condition which, under the terms of any credit agreement, indenture or other agreement governing any Series of Secured Debt causes, or permits holders of Secured Debt outstanding thereunder (with or without the giving of notice or lapse of time, or both, and whether or not notice has been given or time has lapsed) to cause, the Secured Debt outstanding thereunder to become immediately due and payable.

“Secured Debt Documents” means the Parity Lien Debt Documents and the Priority Lien Debt Documents.

“Secured Debt Representative” means each Parity Lien Debt Representative and each Priority Lien Debt Representative.

“Secured Obligations” means Parity Lien Debt Obligations and Priority Lien Debt Obligations.

“Secured Parties” means the Trustee, the Collateral Trustee, the holders of Secured Obligations and the Secured Debt Representatives.

“Security Documents” means this Agreement, each Collateral Trust Joinder, each Priority Lien Security Document and each Parity Lien Security Document, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Senior Trust Estate” has the meaning set forth in Section 2.1.

“Series of Parity Lien Debt” means, severally, the Notes and each other issue or series of Parity Lien Debt for which a single transfer register is maintained.

“Series of Priority Lien Debt” means, severally, Funded Debt under the Credit Agreement and any other Credit Facility that constitutes Priority Lien Debt.

“Series of Secured Debt” means, severally, each Series of Priority Lien Debt and each Series of Parity Lien Debt.

“Subsidiary” means, as to any Person, a corporation, partnership, limited partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

“Swap Contract” means (a) any and all interest rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options for forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including such obligations or liabilities under any Master Agreement.

“Swap Transactions” means any and all such transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any Hedge Agreement.

“Title Datedown Product” has the meaning set forth in Section 3.8(d)(3).

“Trustee” has the meaning set forth in the recitals.

“Trust Estates” has the meaning set forth in Section 2.2.

“UCC” means the Uniform Commercial Code as in effect in the State of New York or any other applicable jurisdiction.

“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

SECTION 1.2 Rules of Interpretation.

(a) All terms used in this Agreement that are defined in Article 9 of the UCC and not otherwise defined herein have the meanings assigned to them in Article 9 of the UCC.

(b) Unless otherwise indicated, any reference to any agreement or instrument will be deemed to include a reference to that agreement or instrument as assigned, amended, supplemented, amended and restated, or otherwise modified and in effect from time to time or replaced in accordance with the terms of this Agreement.

(c) The use in this Agreement or any of the other Security Documents of the word “include” or “including,” when following any general statement, term or matter, will not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but will be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(d) References to “Sections,” “clauses,” “recitals” and the “preamble” will be to Sections, clauses, recitals and the preamble, respectively, of this Agreement unless otherwise specifically provided. References to “Articles” will be to Articles of this Agreement unless otherwise specifically provided. References to “Exhibits” and “Schedules” will be to Exhibits and Schedules, respectively, to this Agreement unless otherwise specifically provided.

(e) Notwithstanding anything to the contrary in this Agreement, any references contained herein to any section, clause, paragraph, definition or other provision of the Indenture (including any definition contained therein) shall be deemed to be a reference to such section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided, that any reference to any such section, clause, paragraph or other provision shall refer to such section, clause, paragraph or other provision of the Indenture (including any definition contained therein) as amended or modified from time to time if such amendment or modification has been (1) made in accordance with the Indenture and (2) prior to the Discharge of Priority Lien Debt Obligations, approved in a writing delivered to the Trustee and the Collateral Trustee by, or on behalf of, the requisite holders of Priority Lien Debt Obligations as are needed (if any) under the terms of the applicable Priority Lien Debt Documents to approve such amendment or modification. Unless otherwise set forth herein, references to principal amount shall include, without duplication, any reimbursement obligations with respect to a letter or credit and the face amount thereof (whether or not such amount is, at the time of determination, drawn or available to be drawn).

This Agreement and the other Security Documents will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable either to this Agreement or the other Security Documents.

ARTICLE 2. THE TRUST ESTATES

SECTION 2.1 Declaration of Senior Trust.

To secure the payment of the Priority Lien Debt Obligations and in consideration of the premises and mutual agreements set forth in this Agreement, the Borrower and each of the Guarantors hereby confirms the grant to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all current and future Priority Lien Secured Parties, all of the Borrower’s and each of the Guarantors’ right, title and interest in, to and under all Collateral now or hereafter granted to the Collateral Trustee under any Priority Lien Security Document for the benefit of the Priority Lien Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Priority Lien Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Senior Trust Estate”).

The Collateral Trustee and its successors and assigns under this Agreement will hold the Senior Trust Estate in trust for the benefit solely and exclusively of all current and future Priority Lien Secured Parties as security for the payment of all present and future Priority Lien Debt Obligations.

Notwithstanding the foregoing, if at any time:

(1) all Liens securing the Priority Lien Debt Obligations have been released as provided in Section 4.1;

(2) the Collateral Trustee holds no other property in trust as part of the Senior Trust Estate;

(3) no monetary obligation (other than indemnification and other contingent obligations in respect of which no claim or demand for payment has been made at such time) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and

(4) the Borrower delivers to the Collateral Trustee an Officers’ Certificate stating that all Priority Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Priority Lien Debt Documents and that the Borrower and each of the Guarantors are not required by any Priority Lien Document to grant any Priority Lien upon any property, then the senior trust arising hereunder will terminate (subject to any reinstatement pursuant to Sections 3.8(e) or 7.21 hereof), except that all provisions set forth in Sections 7.11 and 7.12 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

The parties further declare and covenant that the Senior Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.

SECTION 2.2 Declaration of Junior Trust.

To secure the payment of the Parity Lien Debt Obligations and in consideration of the premises and the mutual agreements set forth herein, the Borrower and each of the Guarantors hereby confirms the grant to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all current and future Parity Lien Secured Parties, all of the Borrower’s and each such Guarantor’s right, title and interest in, to and under all Collateral now or hereafter granted to the Collateral Trustee under any Parity Lien Security Document for the benefit of the Parity Lien Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Parity Lien Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Junior Trust Estate,” and together with the Senior Trust Estate, the “Trust Estates”).

The Collateral Trustee and its successors and assigns under this Agreement will hold the Junior Trust Estate in trust for the benefit solely and exclusively of all current and future Parity Lien Secured Parties as security for the payment of all present and future Parity Lien Debt Obligations.

Notwithstanding the foregoing, if at any time:

(1) all Liens securing the Parity Lien Debt Obligations have been released as provided in Section 4.1;

(2) the Collateral Trustee holds no other property in trust as part of the Junior Trust Estate;

(3) no monetary obligation (other than indemnification and other contingent obligations not then due and payable) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and

(4) the Borrower delivers to the Collateral Trustee an Officers’ Certificate stating that all Parity Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Parity Lien Debt Documents and that the Borrower and the Guarantors are not required by any Parity Lien Debt Document to grant any Parity Lien upon any property, then the junior trust arising hereunder will terminate, except that all provisions set forth in Sections 7.11 and 7.12 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

The parties further declare and covenant that the Junior Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.

SECTION 2.3 Priority of Liens. Notwithstanding anything else contained herein or in any other Security Document, and notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Parity Lien Debt Obligations granted on the Collateral or of any Liens securing the Priority Lien Debt Obligations granted on the Collateral and notwithstanding any provision of the UCC, the time of incurrence of any Series of Priority Lien Debt or Series of Parity Lien Debt or any other applicable law or the Parity Lien Debt Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the Priority Lien Debt Obligations or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced against the Borrower or any Guarantor, it is the intent of the parties that, and the parties hereby agree that:

(1) this Agreement and the other Security Documents create two separate and distinct Trust Estates and Liens: (i) the Senior Trust Estate and Priority Lien securing the payment and performance of the Priority Lien Debt Obligations and (ii) the Junior Trust Estate and Parity Lien securing the payment and performance of the Parity Lien Debt Obligations; and

(2) any Liens on Collateral securing the Parity Lien Debt Obligations now or hereafter held by the Collateral Trustee for the benefit of the Parity Lien Secured Parties or held by any Parity Lien Secured Party, in each case, whether by grant, possession, statute, operation of law, subrogation or otherwise, are subject and subordinate to any Liens on Collateral securing the Priority Lien Debt Obligations.

For the avoidance of doubt, in the event that any holder of Parity Lien Debt Obligations becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes hereof (including the priority of Liens).

SECTION 2.4 Restrictions on Enforcement of Parity Liens; Prohibition on Contesting Liens.

(a) Until the Discharge of Priority Lien Debt Obligations, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any Guarantor, the holders of Priority Lien Debt Obligations will have, subject to the exceptions set forth below in clauses (1) through (4), the exclusive right to authorize and direct the Collateral Trustee with respect to each of the Priority Lien Security Documents and the Parity Lien

Security Documents and the Collateral including, without limitation, the exclusive right to authorize or direct the Collateral Trustee to enforce, collect or realize on any Collateral or exercise any other right or remedy with respect to the Collateral (including, without limitation, the exercise of any right of setoff or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement) and no Parity Lien Debt Representative or holder of Parity Lien Debt Obligations may authorize or direct the Collateral Trustee with respect to such matters. Notwithstanding the foregoing, the holders of Parity Lien Debt Obligations may direct the Collateral Trustee:

(1) without any condition or restriction whatsoever, at any time after the Discharge of Priority Lien Debt Obligations;

(2) as necessary to redeem any Collateral in a creditor’s redemption permitted by law or to deliver any notice or demand necessary to enforce (subject to the prior Discharge of Priority Lien Debt Obligations) any right to claim, take or receive proceeds of Collateral remaining after the Discharge of Priority Lien Debt Obligations in the event of foreclosure or other enforcement of any Lien (other than Liens in favor of the Collateral Trustee or a Priority Lien Secured Party);

(3) as necessary to perfect or establish the priority (subject to Priority Liens) of the Parity Liens upon any Collateral, except that the holders of Parity Lien Debt Obligations may not require the Collateral Trustee to take any action to perfect any Collateral through possession or control other than the Collateral Trustee taking any action for possession or control required by the holders of Priority Lien Debt Obligations and the Collateral Trustee agreeing pursuant to Section 7.4 that the Collateral Trustee as agent for the benefit of the holders of Priority Lien Debt Obligations agrees to act as bailee and/or agent for the Collateral Trustee for the benefit of the holders of Parity Lien Debt Obligations as specified in Section 7.4;

(4) as necessary to create, prove, preserve or protect (but not enforce) the Parity Liens upon any Collateral;

(5) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Parity Lien Secured Parties, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement; or

(6) vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Parity Lien Debt Obligations and the Collateral; provided that no filing of any claim or vote, or pleading related to such claim or vote, to accept or reject a disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or any other document, agreement or proposal similar to the foregoing by the Collateral Trustee (on behalf of the Parity Lien Secured Parties) or the Parity Lien Representative may be inconsistent with the provisions of this Agreement.

(b) Until the Discharge of Priority Lien Debt Obligations, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any Guarantor, none of holders of the Parity Lien Debt Obligations, the Collateral Trustee (unless acting pursuant to an Act of Required Secured Parties) or any Parity Lien Debt Representative will:

(1) request judicial relief, in an Insolvency or Liquidation Proceeding or in any other court, or take any other action, that would hinder, delay, limit or prohibit the lawful exercise or enforcement of any right or remedy otherwise available to the holders of Priority Lien Debt Obligations in respect of the Priority Liens or that would limit, invalidate, avoid or set aside any Priority Lien or subordinate the Priority Liens to the Parity Liens or grant the Parity Liens equal ranking to the Priority Liens;

(2) oppose or otherwise contest any motion for relief from the automatic stay or for any injunction against foreclosure or enforcement of Priority Liens made by any holder of Priority Lien Debt Obligations or any Priority Lien Debt Representative in any Insolvency or Liquidation Proceeding;

(3) oppose or otherwise contest any lawful exercise by any holder of Priority Lien Debt Obligations or any Priority Lien Debt Representative of the right to credit bid Priority Lien Debt at any sale of Collateral in foreclosure of Priority Liens;

(4) oppose or otherwise contest any other request for judicial relief made in any court by any holder of Priority Lien Debt Obligations or any Priority Lien Debt Representative relating to the lawful enforcement of any Priority Lien;

(5) contest, protest or object to any foreclosure proceeding or action brought by the Collateral Trustee, any Priority Lien Debt Representative or any holder of Priority Lien Debt Obligations or any other exercise by the Collateral Trustee, any Priority Lien Debt Representative or any holder of Priority Lien Debt Obligations of any rights and remedies relating to the Collateral under the Priority Lien Debt Documents or otherwise and each Parity Lien Debt Representative on behalf of itself and each holder of Parity Lien Debt Obligations hereby waives any and all rights it may have to object to the time or manner in which the Collateral Trustee, any Priority Lien Debt Representative or any holder of Priority Lien Debt Obligations seeks to enforce the Priority Lien Debt Obligations or the Priority Liens; or

(6) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding) the validity, enforceability, perfection, priority or extent of the Priority Liens or the amount, nature or extent of the Priority Lien Debt Obligations.

Notwithstanding the foregoing, both before and during an Insolvency or Liquidation Proceeding, the holders of Parity Lien Debt Obligations and the Parity Lien Debt Representatives may take any actions and exercise any and all rights that would be available to a holder of unsecured claims, including, without limitation, the commencement of an Insolvency or Liquidation Proceeding against the Borrower or any Guarantor in accordance with applicable law that are not inconsistent with this Agreement.

(c) At any time prior to the Discharge of Priority Lien Debt Obligations and after (1) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any Guarantor or (2) the Collateral Trustee and each Parity Lien Debt Representative have received written notice from any Priority Lien Debt Representative at the direction of an Act of Required Secured Parties stating that (A) any Series of Priority Lien Debt has become due and payable in full (whether at maturity, upon acceleration or otherwise) or (B) the holders of Priority Liens securing one or more Series of Priority Lien Debt have become entitled under any Priority Lien Debt Documents to and desire to enforce any or all of the Priority Liens by reason of a default under such Priority Lien Debt Documents, no payment of money (or the equivalent of money) shall be made from the proceeds of Collateral by the Borrower or any Guarantor to the Trustee, the Collateral Trustee (other than payments to the Collateral Trustee for the benefit of the holders of Priority Lien Debt Obligations) or any holder of Parity Lien Debt Obligations (including, without limitation, payments and prepayments made for application to Parity Lien Debt Obligations and all other payments and deposits made pursuant to any provision of any Parity Lien Debt Document).

(d) All proceeds of Collateral received by the Collateral Trustee, any Parity Lien Debt Representative or any holder of Parity Lien Debt Obligations in violation of Section 2.4(b) or 2.4(c) will be held by the Collateral Trustee, the applicable Parity Lien Debt Representative or the applicable holder of Parity Lien Debt Obligations in trust for the account of the holders of Priority Liens and remitted to the Collateral Trustee upon demand by the Collateral Trustee or any Priority Lien Debt Representative for application in accordance with Section 3.4 hereof . The Parity Liens will remain attached to and enforceable against all proceeds so held or remitted until applied to satisfy the Priority Lien Debt Obligations. All proceeds of Collateral received by the Collateral Trustee, holders of Parity Lien Debt Obligations and Parity Lien Debt Representatives not in violation of Section 2.4(b) or 2.4(c) will be received by the Collateral Trustee, holders of Parity Lien Debt Obligations and the Parity Lien Debt Representatives free from the Priority Liens and all other Liens except the Parity Liens.

SECTION 2.5 Waiver of Right of Marshaling.

(a) Prior to the Discharge of Priority Lien Debt Obligations, holders of Parity Lien Debt Obligations, each Parity Lien Debt Representative and the Collateral Trustee may not assert or enforce any right of marshaling accorded to a junior lienholder, as against the holders of Priority Lien Debt Obligations or the Priority Lien Debt Representatives (in their capacity as priority lienholders).

(b) Following the Discharge of Priority Lien Debt Obligations, the holders of Parity Lien Debt Obligations and any Parity Lien Debt Representative may assert their right under the UCC or otherwise to any proceeds remaining following a sale or other disposition of Collateral by, or on behalf of, the holders of Priority Lien Debt Obligations.

SECTION 2.6 Discretion in Enforcement of Priority Liens.

(a) In exercising rights and remedies with respect to the Collateral, at any time prior to a Discharge of Priority Lien Debt Obligations the holders of Priority Lien Debt Obligations and the Priority Lien Debt Representatives may enforce (or refrain from enforcing) the provisions of the Priority Lien Debt Documents and exercise (or refrain from exercising) remedies thereunder or any such rights and remedies, all in such order and in such manner as they may determine in the exercise of their sole and exclusive discretion, including:

(1) the exercise or forbearance from exercise of all rights and remedies in respect of the Collateral and/or the Priority Lien Debt Obligations;

(2) the enforcement or forbearance from enforcement of any Priority Lien in respect of the Collateral;

(3) the exercise or forbearance from exercise of rights and powers of a holder of shares of stock included in the Senior Trust Estate to the extent provided in the Priority Lien Security Documents;

(4) the acceptance of the Collateral in full or partial satisfaction of the Priority Lien Debt Obligations; and

(5) the exercise or forbearance from exercise of all rights and remedies of a secured lender under the UCC or any similar law of any applicable jurisdiction or in equity.

SECTION 2.7 Amendments to Priority Lien Debt Documents and Discretion in Enforcement of Priority Lien Debt Obligations.

(a) Without in any way limiting the generality of Section 2.6, the holders of Priority Lien Debt Obligations and the Priority Lien Debt Representatives may, at any time and from time to time, without the consent of or notice to holders of Parity Lien Debt Obligations or the Parity Lien Debt Representatives, without incurring responsibility to holders of Parity Lien Debt Obligations and the Parity Lien Debt Representatives and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of holders of Parity Lien Debt Obligations and the Parity Lien Debt Representatives, do any one or more of the following:

(1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, the Priority Lien Debt Obligations, or otherwise amend or supplement in any manner the Priority Lien Debt Obligations, or any instrument evidencing the Priority Lien Debt Obligations or any agreement under which the Priority Lien Debt Obligations are outstanding including, without limitation, increasing the principal amount thereof and/or the Applicable Margin or similar component of interest rate;

(2) release any Person or entity liable in any manner for the collection of the Priority Lien Debt Obligations;

(3) release the Priority Lien on any Collateral; and

(4) exercise or refrain from exercising any rights against any Guarantor.

SECTION 2.8 Insolvency or Liquidation Proceedings.

(a) If in any Insolvency or Liquidation Proceeding and prior to the Discharge of Priority Lien Debt Obligations, the holders of Priority Lien Debt Obligations by an Act of Required Secured Parties consent to any order:

(1) for use of cash collateral;

(2) approving a debtor-in-possession financing secured by a Lien that is senior to or on a parity with all Priority Liens upon any property of the estate in such Insolvency or Liquidation Proceeding;

(3) granting any relief on account of Priority Lien Debt Obligations as adequate protection (or its equivalent) for the benefit of the holders of Priority Lien Debt Obligations in the Collateral subject to Priority Liens; or

(4) relating to a sale of assets of the Borrower or any Guarantor (including with respect to the process or procedures for such sale) that provides, to the extent the Collateral sold is to be free and clear of Liens, that all Priority Liens and Parity Liens will attach to the proceeds of the sale;

then, the holders of Parity Lien Debt Obligations and the Parity Lien Debt Representatives, in their capacity as holders or representatives of secured claims, will not oppose or otherwise contest the entry of such order, so long as none of the holders of Priority Lien Debt Obligations or Priority Lien Debt Representatives in any respect opposes or otherwise contests any request made by any holder of Parity Lien Debt Obligations or Parity Lien Debt Representative for the grant to the Collateral Trustee, for the benefit of the holders of Parity Lien Debt Obligations and the Parity Lien Debt Representatives, of a junior Lien upon any property on which a Lien is (or is to be) granted under such order to secure the Priority Lien Debt Obligations, co-extensive in all respects with, but subordinated (as set forth in Section 2.3) to, such Lien and all Priority Liens on such property.

Notwithstanding the foregoing, both before and during an Insolvency or Liquidation Proceeding, the holders of Parity Lien Debt Obligations and the Parity Lien Debt

Representatives may take any actions and exercise any and all rights that would otherwise be available to a holder of unsecured claims, including, without limitation, the commencement of Insolvency or Liquidation Proceedings against the Borrower or any Guarantor in accordance with applicable law that are not inconsistent with this Agreement.

(b) The holders of Parity Lien Debt Obligations or any Parity Lien Debt Representative will not file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Collateral under the Parity Liens, except that:

(1) they may freely seek and obtain relief: (A) granting a junior Lien co-extensive in all respects with, but subordinated (as set forth in Section 2.3) to, all Liens granted in such Insolvency or Liquidation Proceeding to, or for the benefit of, the holders of Priority Lien Debt Obligations; or (B) in connection with the confirmation of any plan of reorganization or similar dispositive restructuring plan; and

(2) they may freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Priority Lien Debt Obligations.

(c) If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Priority Lien Debt Obligations and on account of Parity Lien Debt Obligations, then, to the extent the debt obligations distributed on account of the Priority Lien Debt Obligations and on account of the Parity Lien Debt Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(d) None of the Parity Lien Debt Representatives, any holder of Parity Lien Debt Obligations, nor the Collateral Trustee acting on their behalf shall oppose or seek to challenge any claim by the Priority Lien Debt Representatives, any holder of Priority Lien Debt Obligations or the Collateral Trustee on their behalf for allowance in any Insolvency or Liquidation Proceeding of Priority Lien Obligations consisting of post-petition Interest to the extent of the value of any holder of Priority Lien Debt Obligations’ Lien, without regard to the existence of the Lien of the Collateral Trustee on behalf of the holders of Parity Lien Debt Obligations on the Collateral. None of the Priority Lien Representatives, any other holder of Priority Lien Obligations, nor the Collateral Trustee acting on their behalf shall oppose or seek to challenge any claim by the Parity Lien Debt Representatives, any holder of Parity Lien Debt Obligations or the Collateral Trustee on their behalf for allowance in any Insolvency or Liquidation Proceeding of Parity Lien Debt Obligations consisting of post-petition interest to the extent of the value of the Lien of the Collateral Trustee for the benefit of the Parity Lien Debt Representatives on behalf of the holders of Parity Lien Debt Obligations on the Collateral (in each case, after taking into account the value of the Priority Lien Debt Obligations).

(e) Nothing contained herein shall prohibit or in any way limit the Priority Lien Representative or any Priority Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Collateral Trustee (on behalf of the Parity Lien Secured Parties), the Parity Lien Representative or any of the other Parity Lien Secured Parties, including the seeking by the Collateral Trustee (on behalf of the Parity Lien Secured Parties), the Parity Lien Representative or any of the other Parity Lien Secured Parties of adequate protection or the asserting by the Collateral Trustee (on behalf of the Parity Lien Secured Parties), the Parity Lien Representative or any of the other Parity Lien Secured Parties of any of its rights and remedies under the Parity Lien Documents or otherwise.

(f) If any Priority Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any other Guarantor any amount paid in respect of Priority Lien Debt Obligations (a “Recovery”), then such Priority Lien Secured Party shall be entitled to a reinstatement of Priority Lien Debt Obligations with respect to all such recovered amounts on the date of such Recovery, and from and after the date of such reinstatement the Discharge of Priority Lien Debt Obligations shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

(g) Notwithstanding any other provision hereof to the contrary, each Parity Lien Debt Representative and each Collateral Trustee (on behalf of the Parity Lien Secured Parties), for itself and on behalf of each other Parity Lien Secured Party represented by it, agrees that without the consent of the Priority Lien Secured Parties, none of such Parity Lien Debt Representative or such Collateral Trustee (on behalf of the Parity Lien Secured Parties), the Parity Lien Secured Parties represented by it or any agent or the trustee on behalf of any of them shall, for any purpose during any Insolvency or Liquidation Proceeding or otherwise, support, endorse, propose or submit, whether directly or indirectly, any plan of reorganization that provides for the impairment of repayment of the Priority Lien Debt Obligations unless the Controlling Representative shall have consented to such plan in writing.

(h) The parties to this Agreement acknowledge that this Agreement is a “subordination agreement” under section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of an Insolvency Proceeding. All references in this Agreement to the Borrower or any Guarantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in an Insolvency Proceeding.

SECTION 2.9 Collateral Shared Equally and Ratably within Class. The parties to this Agreement agree that the payment and satisfaction of all of the Secured Obligations within each Class will be secured equally and ratably by the Liens established in favor of the Collateral Trustee for the benefit of the Secured Parties belonging to such Class, notwithstanding the time of incurrence of any Secured Obligations within such Class or the date, time, method or order of grant, attachment or perfection of any Liens securing such Secured Obligations within such Class and notwithstanding any provision of the UCC, the time of incurrence of any Series of Priority Lien Debt or Series of Parity Lien Debt or the time of incurrence of any other Priority Lien Debt Obligation or Parity Lien Debt Obligation, or any other applicable law or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the Priority Lien Debt Obligations or the Parity Lien Debt Obligations the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced against the Borrower or any other Guarantor, it is the intent of the parties that, and the parties hereto agree for themselves and the Parity Lien Secured Parties and Priority Lien Secured Parties represented by them that:

(1) all Parity Lien Debt Obligations will be and are secured equally and ratably by all Parity Liens at any time granted by the Borrower or any other Guarantor to secure any Obligations in respect of any Series of Parity Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Parity Lien Debt, and that all such Parity Liens will be enforceable by the Collateral Trustee for the benefit of all Parity Lien Secured Party equally and ratably; provided, however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Series of Parity Lien Debt if the Secured Debt Documents in respect thereof prohibit the applicable Parity Lien Representative from accepting the benefit of a Lien on any particular asset or property or such Parity Lien Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property; and

(2) all Priority Lien Debt Obligations will be and are secured equally and ratably by all Priority Liens at any time granted by the Borrower or any other Guarantor to secure any Obligations in respect of any Series of Priority Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Priority Lien Debt, and that all such Priority Liens will be enforceable by the Collateral Trustee for the benefit of all Priority Lien Secured Parties equally and ratably provided however, that notwithstanding the foregoing, (x) this provision will not be violated with respect to any particular Collateral and any particular Series of Priority Lien Debt if the Secured Debt Documents in respect thereof prohibit the applicable Priority Lien Representative from accepting the benefit of a Lien on any particular asset or property or such Priority Lien Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property and (y) this provision will not be violated with respect to any particular Hedging Obligations or Bank Product Obligations if the Hedge Agreement or agreement giving rise to Bank Product Obligations prohibit the applicable Hedge Provider or Bank Product Provider from accepting the benefit of a Lien on any particular asset or property or such Hedge Provider or Bank Product Provider otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property;

It is understood and agreed that nothing in this Section 2.9 is intended to alter the priorities among Secured Parties belonging to different Classes as provided in Section 2.3.

SECTION 2.10 No New Liens. So long as the Discharge of Priority Lien Debt Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any or any Guarantor, the parties hereto agree that the Borrower will not, and will not permit any Guarantor to:

(a) grant or permit any additional Liens on any asset or property to secure any Parity Lien Debt Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure all of the Priority Lien Debt Obligations, the parties hereto agreeing that any such Lien shall be subject to Section 2.3 hereof; provided that notwithstanding anything in this Agreement to the contrary, prior to the Discharge of Priority Lien Debt Obligations, cash and cash equivalents may be pledged to secure Priority Lien Debt Obligations consisting of reimbursement obligations in respect of letters of credit pursuant to the Priority Lien Documents without granting a Lien thereon to secure any Parity Lien Debt Obligations; or

(b) grant or permit any additional Liens on any asset or property to secure any Priority Lien Debt Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure all of the Parity Lien Debt Obligations.

Notwithstanding the foregoing or Section 2.11, the Borrower or any Guarantor may grant or permit Liens on cash or cash equivalents to the issuers of letters of credit (and/or any lenders participating in the facilities under which such letters of credit are issued) to satisfy requirements set forth in the reimbursement agreement for such letters of credit or the related facilities with respect to the cash collateralization of such letters of credit without granting a lien on such cash or cash equivalents to secure any other Secured Obligation.

SECTION 2.11 Similar Liens and Agreements. The parties hereto agree that it is their intention that the Collateral for the Priority Lien Debt Obligations and the Collateral for the Parity Lien Debt Obligations be identical. In furtherance of the foregoing, the parties hereto agree, subject to the other provisions of this Agreement, that the Security Documents creating or evidencing the Priority Liens and the Parity Liens, will be in all material respects the same forms of documents other than as is necessary or appropriate to reflect the first lien and second lien nature of the Obligations thereunder.

SECTION 2.12 Confirmation of Subordination in Parity Lien Security Documents. The Company agrees that each Parity Lien Security Document shall include the following language (or language to similar effect approved by the Administrative Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee for the benefit of the Parity Lien Secured Parties pursuant to this Agreement and the exercise of any right or remedy by the Collateral Trustee for the benefit of the Parity Lien Secured Parties hereunder are subject to the provisions of the Collateral Trust Agreement, dated as of June 17, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among Carmike Cinemas, Inc.,                     , as Administrative Agent,                     , as Indenture Trustee and                     , as Collateral Trustee and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Collateral Trust Agreement and this Agreement, the terms of the Collateral Trust Agreement shall govern and control.”

ARTICLE 3. OBLIGATIONS AND POWERS OF COLLATERAL TRUSTEE

SECTION 3.1 Appointment and Undertaking of the Collateral Trustee.

(a) Each Hedge Provider, each Bank Product Provider and each other Secured Party acting through its respective Secured Debt Representative, and/or by its acceptance of the benefits of the Security Documents hereby appoints the Collateral Trustee to serve as collateral trustee hereunder on the terms and conditions set forth herein. Subject to, and in accordance with, this Agreement, the Collateral Trustee will, as collateral trustee, for the benefit solely and exclusively of the present and future Secured Parties, in accordance with the terms of this Agreement:

(1) accept, enter into, hold, maintain, administer and enforce all Security Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations hereunder and under the Security Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Security Documents;

(2) take all lawful and commercially reasonable actions permitted under the Security Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;

(3) deliver and receive notices pursuant to this Agreement and the Security Documents;

(4) sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Security Documents and its other interests, rights, powers and remedies;

(5) remit as provided in Section 3.4 all cash proceeds received by the Collateral Trustee from the collection, foreclosure or enforcement of its interest in the Collateral under the Security Documents or any of its other interests, rights, powers or remedies;

(6) execute and deliver (i) amendments and supplements to the Security Documents as from time to time authorized pursuant to Section 7.1 accompanied by an Officers’ Certificate to the effect that the amendment or supplement was permitted under Section 7.1 and (ii) acknowledgements of Collateral Trust Joinders delivered pursuant to Section 3.8, 3.9 or 7.21 hereof; and

(7) release any Lien granted to it by any Security Document upon any Collateral if and as required by Section 3.2.

(b) Each party to this Agreement acknowledges and consents to the undertaking of the Collateral Trustee set forth in Section 3.1(a) and agrees to each of the other provisions of this Agreement applicable to the Collateral Trustee.

(c) Notwithstanding anything to the contrary contained in this Agreement, the Collateral Trustee will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against any of the Collateral (other than actions as necessary to prove, protect or preserve the Liens securing the Secured Obligations) unless and until it shall have been directed in writing by an Act of Required Secured Parties and then only in accordance with the provisions of this Agreement.

(d) Notwithstanding anything to the contrary contained in this Agreement, no Parity Lien Debt Representative or Priority Lien Debt Representative may serve as Collateral Trustee. In addition, notwithstanding anything to the contrary contained in this Agreement, neither the Borrower nor any of its Affiliates may serve as Collateral Trustee.

SECTION 3.2 Release or Subordination of Liens. The Collateral Trustee will not release or subordinate any Lien of the Collateral Trustee or consent to the release or subordination of any Lien of the Collateral Trustee, except:

(a) as directed by an Act of Required Secured Parties accompanied by an Officers’ Certificate to the effect that the release or subordination was permitted by each applicable Secured Debt Document;

(b) as required by Article 4;

(c) as ordered pursuant to applicable law under a final and nonappealable order or judgment of a court of competent jurisdiction; or

(d) for the subordination of the Junior Trust Estate and the Parity Liens to the Senior Trust Estate and the Priority Liens.

SECTION 3.3 Enforcement of Liens. If the Collateral Trustee at any time receives written notice that any event has occurred that constitutes a default under any Secured Debt Document entitling the Collateral Trustee to foreclose upon, collect or otherwise enforce its Liens under the Security Documents, the Collateral Trustee will promptly deliver written notice thereof to each Secured Debt Representative. Thereafter, the Collateral Trustee may await direction by an Act of Required Secured Parties and will act, or decline to act, as directed by an Act of Required Secured Parties, in the exercise and enforcement of the Collateral Trustee’s interests, rights, powers and remedies in respect of the Collateral or under the Security Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Trustee will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Required Secured

Parties. Unless it has been directed to the contrary by an Act of Required Secured Parties, the Collateral Trustee in any event may (but will not be obligated to) take or refrain from taking such action with respect to any default under any Secured Debt Document as it may deem advisable and in the best interest of the holders of Secured Obligations.

SECTION 3.4 Application of Proceeds.

(a) The Collateral Trustee will apply the proceeds of any collection, sale, foreclosure or other realization upon, or exercise of any right or remedy with respect to, any Collateral and the proceeds of any title insurance or other insurance policy required under any Priority Lien Document or Parity Lien Debt Document or otherwise covering the Collateral in the following order of application:

FIRST, to the payment of all amounts payable under this Agreement on account of the Collateral Trustee’s fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Collateral Trustee or any co-trustee or agent of the Collateral Trustee in connection with any Security Document (including, but not limited to, indemnification obligations that are then due and payable);

SECOND, to the repayment of obligations, other than Secured Obligations, secured by a Lien on the Collateral sold or realized upon to the extent that such other Lien has priority over the Lien of the Collateral Trustee if such obligation is required to be discharged (in whole or in part) in connection with such sale;

THIRD, to the respective Priority Lien Debt Representatives, Hedge Providers and Bank Product Providers equally and ratably for application to the payment of all outstanding Priority Lien Debt and any other Priority Lien Debt Obligations that are then due and payable (for application in such order as may be provided in the Priority Lien Debt Documents applicable to the respective Priority Lien Debt Obligations) in an amount sufficient to pay in full in cash all outstanding Priority Lien Debt and all other Priority Lien Debt Obligations that are then due and payable (including all interest and fees accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Priority Lien Debt Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Priority Lien Document) of all outstanding letters of credit constituting Priority Lien Debt);

FOURTH, to the respective Parity Lien Debt Representatives equally and ratably for application to the payment of all outstanding Parity Lien Debt and any other Parity Lien Debt Obligations that are then due and payable (for application in such order as may be provided in the Parity Lien Debt Documents applicable to the respective Parity Lien Debt Obligations) in an amount sufficient to pay in full in cash all outstanding Parity

Lien Debt and all other Parity Lien Debt Obligations that are then due and payable (including, to the extent legally permitted, all interest and fees accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Parity Lien Debt Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Parity Lien Debt Document) of all outstanding letters of credit, if any, constituting Parity Lien Debt); and

FIFTH, any surplus remaining after the payment in full in cash of amounts described in the preceding clauses will be paid to the Borrower or the applicable Guarantor, as the case may be, its successors or assigns, or to such other Persons as may be entitled to such amounts under applicable law or as a court of competent jurisdiction may direct.

(b) If any Parity Lien Debt Representative or any holder of a Parity Lien Debt Obligation collects or receives any proceeds of such foreclosure, collection or other enforcement or proceeds of any title or other insurance that should have been applied to the payment of the Priority Lien Debt Obligations in accordance with Section 3.4(a) above, whether after the commencement of an Insolvency or Liquidation Proceeding or otherwise, such Parity Lien Debt Representative or such holder of a Parity Lien Debt Obligation, as the case may be, will forthwith deliver the same to the Collateral Trustee, for the account of the holders of the Priority Lien Debt Obligations, to be applied in accordance with Section 3.4(a). Until so delivered, such proceeds will be held by that Parity Lien Debt Representative or that holder of a Parity Lien Debt Obligation, as the case may be, for the benefit of the holders of the Priority Lien Debt Obligations.

(c) This Section 3.4 is intended for the benefit of, and will be enforceable as a third party beneficiary by, each present and future holder of Secured Obligations, each present and future Secured Debt Representative and the Collateral Trustee as holder of Priority Liens and Parity Liens. The Secured Debt Representative of each future Series of Secured Debt will be required to deliver a Collateral Trust Joinder including a lien sharing and priority confirmation as provided in Section 3.8 at the time of incurrence of such Series of Secured Debt.

(d) In connection with the application of proceeds pursuant to Section 3.4(a), except as otherwise directed by an Act of Required Secured Parties, the Collateral Trustee may sell any non-cash proceeds for cash prior to the application of the proceeds thereof.

(e) In making the determinations and allocations in accordance with Section 3.4(a), the Collateral Trustee may conclusively rely upon information supplied by the relevant Priority Lien Debt Representative, Hedge Provider and Bank Product Provider as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Priority Lien Debt and any other Priority Lien Debt Obligations and the amount of any “settlement amount” (or similar term) of any Hedge Agreements included in the Priority Lien Debt Obligations and information supplied by the relevant Parity Lien Debt Representative as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Parity Lien Debt and any other Parity Lien Debt Obligations. In calculating the amount of Secured Obligations owed to any Hedge Provider, the Secured Obligations owed to such Hedge Provider shall be determined by the relevant Hedge Provider in accordance with the terms of the relevant Hedge Agreement; provided that, notwithstanding anything herein or in any other Secured Obligations Document to the contrary, in the event that any such Hedge Agreement consists of more than one confirmation or trade or in the event that the relevant Hedge Provider is a party to any other Hedge Agreement, solely for purposes of calculating the Secured Obligations owed to such Hedge Provider under this Agreement, such calculation shall setoff and net all Obligations owing to such Hedge Provider or owed by such Hedge Provider under each such confirmation or trade and/or additional Hedge Agreement.

SECTION 3.5 Powers of the Collateral Trustee.

(a) The Collateral Trustee is irrevocably authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Security Documents and applicable law and in equity and to act as set forth in this Article 3 or, subject to the other provisions of this Agreement, as requested in any lawful directions given to it from time to time in respect of any matter by an Act of Required Secured Parties.

(b) No Secured Debt Representative or holder of Secured Obligations (other than the Collateral Trustee) will have any liability whatsoever for any act or omission of the Collateral Trustee.

SECTION 3.6 Documents and Communications. The Collateral Trustee will permit each Secured Debt Representative and each holder of Secured Obligations upon reasonable written notice from time to time to inspect and copy, at the cost and expense of the party requesting such copies, any and all Security Documents and other documents, notices, certificates, instructions or communications received by the Collateral Trustee in its capacity as such.

SECTION 3.7 For Sole and Exclusive Benefit of Holders of Secured Obligations. The Collateral Trustee will accept, hold, administer and enforce all Liens on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Trustee and all other property of the Trust Estates solely and exclusively for the benefit of the present and future holders of present and future Secured Obligations, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 3.4.

SECTION 3.8 Additional Secured Debt.

(a) The Collateral Trustee will, as collateral trustee hereunder, perform its undertakings set forth in Section 3.1(a) with respect to any Secured Obligations constituting a Series of Secured Debt that is issued or incurred after the date hereof if:

(1) such Secured Obligations are identified as Parity Lien Debt or Priority Lien Debt in accordance with the procedures set forth in Section 3.8(b); and

(2) the designated Secured Debt Representative identified pursuant to Section 3.8(b) signs a Collateral Trust Joinder and delivers the same to the Collateral Trustee.

Notwithstanding the foregoing, (x) the incurrence of revolving credit obligations under commitments that have previously been designated as Secured Debt and (y) the issuance of letters of credit and incurrence of reimbursement obligations in respect thereof under commitments that have previously been designated as Secured Debt, shall automatically constitute Secured Debt and shall not require compliance with the procedures set forth in Section 3.8(b).

(b) The Borrower will be permitted to designate as an additional holder of Secured Obligations hereunder each Person who is, or who becomes, the registered holder of Parity Lien Debt or the holder of Priority Lien Debt incurred by the Borrower or any Guarantor after the date of this Agreement in accordance with the terms of all applicable Secured Debt Documents. The Borrower may only effect such designation by delivering to the Collateral Trustee an Additional Secured Debt Designation that:

(1) states that the Borrower or such Guarantor intends to incur additional Secured Debt (“Additional Secured Debt”) which will either be (i) Priority Lien Debt not prohibited by any Secured Debt Document to be incurred and secured by a Priority Lien equally and ratably with all previously existing and future Priority Lien Debt or (ii) Parity Lien Debt not prohibited by any Secured Debt Document to be incurred and secured with a Parity Lien equally and ratably with all previously existing and future Parity Lien Debt;

(2) specifies the name and address of the Secured Debt Representative for such series of Additional Secured Debt for purposes of this Agreement including Section 7.7;

(3) states that the Borrower and each Guarantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Secured Debt is secured by the Collateral in accordance with the Security Documents;

(4) attaches as Exhibit 1 to such Additional Secured Debt Designation a Reaffirmation Agreement in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement, which Reaffirmation Agreement has been duly executed by the Borrower and each Guarantor; and

(5) states that the Borrower has caused a copy of the Additional Secured Debt Designation and the related Collateral Trust Joinder to be delivered to each then existing Secured Debt Representative.

Although the Borrower shall be required to deliver a copy of each Additional Secured Debt Designation and each Collateral Trust Joinder to each then existing Secured Debt Representative, the failure to so deliver a copy of the Additional Secured Debt and/or Collateral Trust Joinder to any then existing Secured Debt Representative shall not affect the status of such debt as Additional Secured Debt if the other requirements of this Section 3.8 are complied with. The Borrower shall also provide a legal opinion of counsel to the Collateral Trustee and any Secured Debt Representative as to the Additional Secured Debt being secured by a valid and perfected security interest in the Collateral; provided, however, that such legal opinion or opinions need not address any collateral of a type or located in a jurisdiction not previously covered by any legal opinion delivered by or on behalf of the Borrower. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Borrower or any Guarantor to incur additional Funded Debt or Liens if prohibited by the terms of any Secured Debt Documents.

(c) With respect to any Secured Obligations constituting a Series of Secured Debt that is issued or incurred after the date hereof, the Borrower and each of the Guarantors agrees to take such actions (if any) as necessary and appropriate and as may from time to time reasonably be requested by the Collateral Trustee, any Priority Lien Debt Representative, any Parity Lien Debt Representative or any Act of Required Secured Parties, and enter into such technical amendments, modifications and/or supplements to the then existing Guarantees and Security Documents (or execute and deliver such additional Security Documents) as may from time to time be reasonably requested by such Persons (including as contemplated by clause (d) below), to ensure that the Additional Secured Debt is secured by, and entitled to the benefits of, the relevant Security Documents, and each Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes the Collateral Trustee to enter into, any such technical amendments, modifications and/or supplements (and additional Security Documents). The Borrower and each Guarantor hereby further agree that, if there are any recording, filing or other similar fees payable in connection with any of the actions to be taken pursuant to this Section 3.8(c) or Section 3.8(d), all such amounts shall be paid by, and shall be for the account of, the Borrower and the respective Guarantors, on a joint and several basis.

(d) Without limitation of the foregoing, the Borrower and each of the Guarantors agree to take the following actions with respect to any real property Collateral with respect to all Additional Secured Debt:

(1) the Borrower and the applicable Guarantors shall enter into, and deliver to the Collateral Trustee a mortgage modification (each such modification, a “Modification”) or new mortgage or deed of trust with regard to each real property subject to a mortgage or deed of trust (each such mortgage or deed of trust a “Mortgage,” and each such property a “Mortgaged Property”), with such changes as may be required to account for local law matters, at the time of such incurrence, in proper form for recording in all applicable jurisdictions, in a form and substance reasonably satisfactory to the Collateral Trustee, the Controlling Representative and the Borrower and such Guarantors are jointly and severally liable to pay all filing and recording fees and taxes, documentary stamp taxes and other taxes, charges and fees, if any, necessary for filing or recording in the recording office of each jurisdiction where such real property to be encumbered thereby is situated;

(2) the Borrower or the applicable Guarantor will cause to be delivered a local counsel opinion with respect to each such Mortgaged Property in form and substance, and issued by law firms, in each case, reasonably satisfactory to the Collateral Trustee and the Controlling Representative;

(3) the Borrower or the applicable Guarantor will cause a title company reasonably acceptable to the Controlling Representative to have delivered to the Collateral Trustee a title insurance policy (or, as applicable, an endorsement to each title insurance policy previously delivered to the Collateral Trustee with respect to the Mortgage or Mortgages for such Class of Secured Obligations), date down(s) or other evidence reasonably satisfactory to the Controlling Representative (which may include a new title insurance policy) (each such delivery, a “Title Datedown Product”), in each case insuring that (i) the validity, enforceability and priority of the Liens of the applicable Mortgage(s) as security for the Priority Lien Debt Obligations or Parity Lien Debt Obligations, as applicable, (including such Additional Secured Debt) has not changed and, if a new Mortgage is entered into, that the Lien of such new Mortgage securing the Priority Lien Debt or Parity Lien Debt, as applicable, then being incurred shall be enforceable and have the same priority as any existing Mortgage securing then existing Priority Lien Debt Obligations or Parity Lien Debt Obligations, as applicable, (ii) confirming and/or insuring that since the later of the original date of such title insurance product and the date of the Title Datedown Product delivered most recently prior to (and not in connection with) such Additional Secured Debt, there has been no change in the condition of title and (iii) there are no intervening liens or encumbrances which may then or thereafter take priority over the Lien of the applicable Mortgage(s), in each case other than with respect to Liens permitted by each Secured Debt Document (without adding any additional exclusions or exceptions to coverage); and

(4) the Borrower or the applicable Guarantor shall deliver to the approved title company, the Collateral Trustee and/or all other relevant third parties all other items reasonably necessary to record each such Mortgage and Modification, to issue a Title Datedown Product and to create, perfect or preserve the validity, enforceability and priority of the Lien of the mortgage(s) as set forth above and contemplated hereby and by the Secured Debt Documents.

(e) the Borrower shall have the right at any time on or after the Discharge of Priority Lien Debt Obligations has occurred, to enter into any Priority Lien Document evidencing a Priority Lien Debt which incurrence is not prohibited by the applicable Secured Debt Documents, and to designate such Funded Debt as Priority Lien Debt in accordance with Section 3.8(b). At any time from and after the date of such designation pursuant to Section 3.8(b) (the “Reference Date”), subject to compliance with Sections 3.8(c) and (d), the obligations under such Priority Lien Document shall automatically and without further action be treated as Priority Lien Debt for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Parity Lien Debt Obligations shall be at all times subordinated and junior to such Priority Liens Obligations pursuant to the terms of this Agreement, including with respect to Parity Lien Debt Obligations that were incurred or outstanding on or prior to the Reference Date.

SECTION 3.9 Hedging Obligations and Bank Product Obligations.

(a) The Collateral Trustee will, as collateral trustee hereunder, also perform its undertakings set forth in Section 3.1(a) with respect to any Hedging Obligations or Bank Product Obligations under a Hedge Agreement or agreement giving rise to Bank Product Obligations that is incurred after the date hereof if:

(1) such Hedge Agreement (and each Swap Transaction in respect thereof) or agreement giving rise to Bank Product Obligations is identified in accordance with the procedures set forth in Section 3.9(b); and

(2) the Hedge Provider or Bank Product Provider, as applicable, identified pursuant to Section 3.9(b) signs a Collateral Trust Joinder and delivers the same to the Collateral Trustee (it being understood and agreed that only one Collateral Trust Joinder will be required for each Hedge Agreement and that separate Collateral Trust Joinders will not be required for each Swap Transaction thereunder).

(b) Each time that the Borrower enters into (i) any Swap Transaction under any Hedge Agreement or (ii) any agreement giving rise to Bank Product Obligations, the Borrower shall deliver to the Collateral Trustee an Additional Secured Obligations Designation that:

(1) states that the Borrower or Guarantor intends to incur such Hedging Obligations or Bank Product Obligations, as applicable, which will be Priority Lien Debt Obligations and that no Secured Debt Document prohibits the incurrence thereof or prohibits such Hedging Obligations or Bank Product Obligations to be secured by a Priority Lien equally and ratably with all previously existing and future Priority Lien Debt Obligations;

(2) specifies the name and address of the relevant Hedge Provider or Bank Product Provider and identifies the Hedge Agreement, Swap Transaction or agreement giving rise to Bank Product Obligations, as applicable;

(3) states that the Borrower and each Guarantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that such Hedging Obligations or Bank Product Obligations are secured by the Collateral in accordance with the Security Documents;

(4) attaches as Exhibit 1 to such Additional Secured Obligation Designation a Reaffirmation Agreement in substantially the form attached as Exhibit 1 to Exhibit D of this Agreement, which Reaffirmation Agreement has been duly executed by the Borrower and each Guarantor; and

(5) states that the Borrower has caused a copy of the Additional Secured Obligation Designation and the related Collateral Trust Joinder to be delivered to each then existing Secured Debt Representative.

Although the Borrower shall be required to deliver a copy of each Additional Secured Obligation Designation and each Collateral Trust Joinder to each then existing Secured Debt Representative, the failure to so deliver a copy of the Additional Secured Obligation Designation and/or Collateral Trust Joinder to any then existing Secured Debt Representative shall not affect the status of such obligations as Secured Obligations if the other requirements of this Section 3.9 are complied with. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Borrower or any Guarantor to incur additional Funded Debt or Liens or enter into any Swap Transactions if prohibited by the terms of any Secured Debt Document.

(c) With respect to any Hedging Obligations, the Borrower and each of the Guarantors agrees to take such actions (if any) as necessary and appropriate and as may from time to time reasonably be requested by the Collateral Trustee, any Priority Lien Debt Representative or any Act of Required Secured Parties, and enter into such amendments, modifications and/or supplements to the then existing Guarantees and Security Documents (or execute and deliver such additional Security Documents) as may from time to time be reasonably requested by such Persons (including as contemplated by clause (d) below), to ensure that the Hedging Obligations incurred after the date hereof are secured by, and entitled to the benefits of, the relevant Security Documents, and each Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes the Collateral Trustee to enter into, any such amendments, modifications and/or supplements (and additional Security Documents). The Borrower and each Guarantor hereby further agree that if there are any recording, filing or other similar fees or taxes payable in connection with any of the actions to be taken pursuant to this Section 3.9(c) or Section 3.9(d) all such amounts shall be paid by, and shall be for the account of, the Borrower and the respective Guarantors, on a joint and several basis.

(d) Without limitation of the foregoing, the Borrower and each of the Guarantor agrees to take the following actions with respect to any real property Collateral with respect to all Hedge Agreements and Swap Transactions thereunder hereafter entered into in the event that any Mortgage with respect to any Mortgaged Property would not be valid and enforceable and/or the priority of the liens evidenced by, or the continuing validity, enforceability and/or priority of the Lien of such Mortgages as security for, the Priority Lien Debt Obligations would be changed by reason of such Hedge Agreement or Swap Transaction:

(1) the Borrower or the applicable Guarantor shall enter into, and deliver to the Collateral Trustee, a mortgage modification or new mortgage or deed of trust with regard to each real property subject to a mortgage or deed of trust (each such mortgage or deed of trust a “Hedge Mortgage” and each such property a “Hedge Mortgaged Property” which, if necessary to continue the validity or enforceability and/or to maintain the same priority of the existing Mortgage(s) for the other Priority Lien Debt Obligations with respect to such Hedge Mortgaged Property, may be a subordinate lien mortgage with respect to such Hedge Agreement and Swap Transactions, with such changes as may be required to account for local law matters) at the time of such incurrence, in proper form for recording in all applicable jurisdictions, in a form and substance reasonably satisfactory to the Collateral Trustee and the Controlling Representative along with payment of all filing and recording taxes, documentary stamp taxes, and similar taxes, charges, and fees, if any, necessary for filing or recording in the recording office of each jurisdiction where such real property to be encumbered thereby is situated (such Mortgage or mortgage modification, the “Hedge Modification”);

(2) the Borrower or the applicable Guarantor shall deliver a favorable opinion of appropriate local counsel, addressed to the Controlling Representative, the Collateral Trustee and the other Secured Parties, in form and substance reasonably satisfactory to the Controlling Representative;

(3) the Borrower or the applicable Guarantor shall have caused a title company reasonably acceptable to the Controlling Representative to have delivered to the Controlling Representative and the Collateral Trustee a title insurance policy (or, as applicable, an endorsement to each title insurance policy previously delivered to the Collateral Trustee with respect to the Mortgage or Mortgages for the other Priority Lien Debt Obligations), date down(s) or other evidence reasonably satisfactory to the Controlling Representative (each such delivery, a “Hedge Title Datedown Product”) in each case (i) insuring that the validity, enforceability and priority of the liens with respect to, or the continuing validity, enforceability and priority of the Lien of the mortgages as security for, the Hedging Obligations and any other Priority Lien Debt Obligations has not changed and, if a new Mortgage is entered into, that the Lien of such new Mortgage securing the Hedging Obligations and any other Priority Lien Debt Obligations then being incurred shall be enforceable and have the same priority as any existing Mortgage securing then existing Hedging Obligations and any other Priority Lien Debt Obligations, (ii) confirming and/or insuring that since the later of the original date of such title insurance product and the date of the Hedge Title Datedown Product delivered most recently prior to (and not in connection with) such additional hedging obligations (including any comparable title datedown product delivered pursuant to Section 3.8(d)) there has been no change in the condition of title and (iii) there are no intervening liens or encumbrances which may then or thereafter take priority over the Lien of the applicable Mortgage(s), in each case other than with respect to Liens permitted by each Secured Debt Document (without adding any additional exclusions or exceptions to coverage); and

(4) the Borrower or the applicable Guarantor shall deliver to the approved title company, the Collateral Trustee, the Controlling Representative and/or all other relevant third parties all other items reasonably necessary to (i) record a Hedge Modification, (ii) issue a Hedge Title Datedown Product and (iii) create, perfect or preserve the validity, enforceability and priority of the Lien of the mortgage(s) as set forth above and contemplated hereby and by the Secured Obligations Documents.

In the event that the Borrower or the applicable Guarantor is unable to satisfy the obligations set forth in clause (3) above with respect to the obligations in sub-clause (i) thereof and clause (4) above with respect to the obligations in sub-clauses (ii) and (iii) thereof, then, and only to the extent that the applicable Guarantor is unable to so comply with such sub-clauses, the applicable Guarantor shall be required to (w) deliver a new Hedge Mortgage (with such changes as may be required to account for local law matters) with respect to such Hedge Mortgaged Property (which, if necessary to continue the validity or enforceability and/or to maintain the same priority of the exiting Mortgage with respect to each such Hedge Mortgaged Property, may be a subordinate lien mortgage with respect to such Hedge Agreement or Swap Transaction (with such changes as may be required to account for local law matters) and shall otherwise comply with the provisions of clause (1) above, (x) comply with the provisions of clause (2) and (y) deliver to the approved title company, the Collateral Trustee, the Controlling Representative and/or all other relevant third parties all other items reasonably necessary to record the new Hedge Mortgage.

(e) The Borrower shall have the right, at any time on or after the Discharge of Priority Lien Debt Obligations has occurred, to enter into any Hedge Agreement evidencing Priority Lien Debt Obligations which incurrence is not prohibited by the applicable Secured Debt Documents, and to designate such obligations as Priority Lien Debt Obligations in accordance with Section 3.9(b). At any time from and after the date of such designation pursuant to Section 3.9(b) (the “Priority Lien Hedge Reference Date”), subject to compliance with Sections 3.9(c) and (d), the obligations under such Hedge Agreement shall automatically and without further action be treated as Priority Lien Debt Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Parity Lien Debt Obligations shall be at all times subordinated and junior to such Priority Lien Debt Obligations pursuant to the terms of this Agreement, including with respect to Parity Lien Debt Obligations that were incurred or outstanding on or prior to the Priority Lien Hedge Reference Date.

ARTICLE 4. OBLIGATIONS ENFORCEABLE BY THE BORROWER AND THE GUARANTORS

SECTION 4.1 Release of Liens on Collateral.

(a) The Collateral Trustee’s Liens upon the Collateral will be released in any of the following circumstances:

(1) in whole, upon (A) payment in full and discharge of all outstanding Secured Debt and all other Secured Obligations that are outstanding, due and payable at the time all of the Secured Debt is paid in full and discharged and (B) termination or expiration of all commitments to extend credit under all Secured Debt Documents and the cancellation or termination, cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Secured Debt Documents) of all outstanding letters of credit issued pursuant to any Secured Debt Documents or, solely to the extent if any agreed to by the issuer of any outstanding letter of credit issued pursuant to any Secured Debt Document, the issuance of a back to back letter of credit in favor of the issuer of any such outstanding letter of credit in an amount at least equal to such outstanding letter of credit and issued by a financial institution acceptable to such issuer;

(2) as to any Collateral that is sold, transferred or otherwise disposed of by the Borrower or any Guarantor to a Person that is not (either before or after such sale, transfer or disposition) the Borrower or a Restricted Subsidiary (as defined under the Indenture) of the Borrower in a transaction or other circumstance that complies with Section 4.10 of the Indenture, if any, and is permitted by all of the other Secured Debt Documents, at the time of such sale, transfer or other disposition or to the extent of the interest sold, transferred or otherwise disposed of; provided, that the Collateral Trustee’s Liens upon the Collateral will not be released if the sale or disposition is subject to Section 5.01 of the Indenture;

(3) as to a release of less than all or substantially all of the Collateral, if (A) consent to the release of all Priority Liens (or, at any time after the Discharge of Priority Lien Debt Obligations, the Parity Liens) on such Collateral has been given by an Act of Required Secured Parties or (B) the Priority Liens (or, at any time after the Discharge of Priority Lien Debt Obligations, the Parity Liens) on such collateral have been automatically released pursuant to the Priority Lien Debt Documents; provided, that this clause (3) shall not apply to (i) Discharge of Priority Lien Debt Obligations upon payment in full thereof or (ii) sales or dispositions subject to Section 5.01 of the Indenture;

(4) as to a release of all or substantially all of the Collateral, if (A) consent to release of that Collateral has been given by the requisite percentage or number of holders of each Series of Secured Debt at the time outstanding as provided for in the applicable Secured Debt Documents and (B) the Borrower has delivered an Officers’ Certificate to the Collateral Trustee certifying that any such necessary consents have been obtained;

(5) if any Guarantor is released from its obligations under each of the Parity Lien Debt Documents, then the Parity Liens on such Collateral and the obligations of such Guarantor under its Guarantee of the Parity Lien Debt Obligations, shall be automatically, unconditionally and simultaneously released;

(6) as to a release of any Collateral that is acquired by the Borrower or any Guarantor subject to, or is to be made subject to, a Lien in a transaction otherwise permitted by all of the Secured Debt Documents, and the terms of such Lien transaction required that such Collateral not be subject to any Priority Lien or Parity Lien; and

(7) notwithstanding any of the foregoing, if the Collateral Trustee is exercising its rights or remedies with respect to the Collateral under the Priority Lien Security Documents pursuant to an Act of Required Secured Parties, and the Collateral Trustee releases any of the Priority Liens on any part of the Collateral or any Guarantor is released from its obligations under its Guarantee of the Priority Lien Debt Obligations in connection therewith, then the Parity Liens on such Collateral and the obligations of such Guarantor under its Guarantee of the Parity Lien Debt Obligations, shall be automatically, unconditionally and simultaneously released. If in connection with any exercise of rights and remedies by the Collateral Trustee under the Priority Lien Security Documents pursuant to an Act of Required Secured Parties, the equity interests of any Person are foreclosed upon or otherwise disposed of and the Collateral Trustee releases Priority Lien on the property or assets of such Person then the Parity Liens with respect to the property or assets of such Person will be concurrently and automatically released to the same extent as the Priority Liens on such property or assets are released.

(b) The Collateral Trustee agrees for the benefit of the Borrower and the Guarantors that if the Collateral Trustee at any time receives:

(1) an Officers’ Certificate stating that (A) the signing officer has read Article 4 of this Agreement and understands the provisions and the definitions relating hereto, (B) such officer has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions precedent in this Agreement and all other Secured Debt Documents, if any, relating to the release of the Collateral have been complied with and (C) in the opinion of such officer, such conditions precedent, if any, have been complied with;

(2) the proposed instrument or instruments releasing such Lien as to such property in recordable form, if applicable;

(3) prior to the Discharge of Priority Lien Debt Obligations, the written confirmation of each Priority Lien Debt Representative (or, at any time after the Discharge of Priority Lien Debt Obligations, each Parity Lien Debt Representative) (such confirmation to be given following receipt of, and based solely on, the Officers’ Certificate described in clause (1) above) that, in its view, such release is permitted by Section 4.1(a) and the respective Secured Debt Documents governing the Secured Obligations the holders of which such Secured Debt Representative represents; and

(4) to the extent and in the form required by Section 10.03 of the Indenture, an Opinion of Counsel;

then the Collateral Trustee will execute (with such acknowledgements and/or notarizations as are required) and deliver such release to the Borrower or the applicable Guarantor on or before the later of (x) the date specified in such request for such release and (y) the fifth Business Day after the date of receipt of the items required by this Section 4.1(b) by the Collateral Trustee.

(c) The Collateral Trustee hereby agrees that:

(1) in the case of any release pursuant to clause (2) of Section 4.1(a), if the terms of any such sale, transfer or other disposition require the payment of the purchase price to be contemporaneous with the delivery of the applicable release, then, at the written request of and at the expense of the Borrower or the applicable Guarantor, the Collateral Trustee will either (A) be present at and deliver the release at the closing of such transaction or (B) deliver the release under customary escrow arrangements that permit such contemporaneous payment and delivery of the release; and

(2) at any time when a Secured Debt Default under a Series of Secured Debt that constitutes Parity Lien Debt has occurred and is continuing, within one Business Day of the receipt by it of any Act of Required Secured Parties pursuant to Section 4.1(a)(3), the Collateral Trustee will deliver a copy of such Act of Required Secured Parties to each Secured Debt Representative.

(d) Each Secured Debt Representative hereby agrees that:

(1) as soon as reasonably practicable after receipt of an Officers’ Certificate and, to the extent required, an Opinion of Counsel from the Borrower pursuant to Section 4.1(b)(1) and (4), it will, to the extent required by such Section, either provide (A) the written confirmation required by Section 4.1(b)(3), (B) a written statement that such release is not permitted by Section 4.1(a) or (C) a request for further information from the Borrower reasonably necessary to determine whether the proposed release is permitted by Section 4.1(a) and after receipt of such information such Secured Debt Representative will as soon as reasonably practicable either provide the written confirmation or statement required pursuant to clause (A) or (B), as applicable; and

(2) within one Business Day of the receipt by it of any notice from the Collateral Trustee pursuant to Section 4.1(c)(2), such Secured Debt Representative will deliver a copy of such notice to each registered holder of the Series of Priority Lien Debt or Series of Parity Lien Debt for which it acts as Secured Debt Representative.

SECTION 4.2 Delivery of Copies to Secured Debt Representatives. The Borrower will deliver to each Secured Debt Representative a copy of each Officers’ Certificate delivered to the Collateral Trustee pursuant to Section 4.1(b), together with copies of all documents delivered to the Collateral Trustee with such Officers’ Certificate. The Secured Debt Representatives will not be obligated to take notice thereof or to act thereon, subject to Section 4.1(d).

SECTION 4.3 Collateral Trustee not Required to Serve, File or Record. The Collateral Trustee is not required to serve, file, register or record any instrument releasing or subordinating its Liens on any Collateral; provided, however, that if the Borrower or any Guarantor shall make a written demand for a termination statement under Section 9-513(c) of the UCC, the Collateral Trustee shall comply with the written request of the Borrower or such Guarantor to comply with the requirements of such UCC provision; provided, further, that the Collateral Trustee must first confirm with the Secured Debt Representatives that the requirements of such UCC provisions have been satisfied.

SECTION 4.4 Release of Liens in Respect of any Series of Priority Lien Debt or any Series of Parity Lien Debt.

(a) Release of Liens in Respect of the Notes. In addition to any release pursuant to Section 4.1 hereof, the Collateral Trustee’s Parity Lien will no longer secure the Notes outstanding under the Indenture or any other Obligations under the Indenture, and the right of the holders of the Notes and such Obligations to the benefits and proceeds of the Collateral Trustee’s Parity Lien on the Collateral will terminate and be discharged:

(1) upon satisfaction and discharge of the Indenture as set forth under Article 12 of the Indenture;

(2) upon a Legal Defeasance or Covenant Defeasance (each as defined under the Indenture) of the Notes as set forth under Article 8 of the Indenture;

(3) upon payment in full and discharge of all Notes outstanding under the Indenture and all Obligations that are outstanding, due and payable under the Indenture at the time the Notes are paid in full and discharged; or

(4) in whole or in part, with the consent of the holders of the requisite percentage of Notes in accordance with Article 9 of the Indenture.

(b) Release of Liens in Respect of any Series of Priority Lien Debt or any Series of Parity Lien Debt other than the Notes. In addition to any release pursuant to Section 4.1 hereof, as to any Series of Priority Lien Debt, the Collateral Trustee’s Priority Lien will no longer secure such Series of Priority Lien Debt if the requirements of a Discharge of Priority Lien Debt Obligations are satisfied with respect to such Series of Priority Lien Debt and all Priority Lien Debt Obligations related thereto. In addition to any release pursuant to Section 4.1 hereof, as to any Series of Parity Lien Debt other than the Notes, the Collateral Trustee’s Parity Lien will no longer secure such Series of Parity Lien Debt if such Parity Lien Debt has been paid in full in cash, all commitments to extent credit in respect of such Series of Parity Lien Debt have been terminated and all other Parity Lien Debt Obligations related thereto that are outstanding and unpaid at the time such Series of Parity Lien Debt is paid are also paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).

(c) Release of Liens with respect to Affiliate Securities. In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the Securities and Exchange Commission to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the Securities and Exchange Commission of separate financial statements of any “affiliate” of the Borrower due to the fact that such affiliate’s “securities” secure any Series of Secured Debt, then such “securities” shall automatically be deemed not to constitute security for any Series of Secured Debt so affected (but shall continue to constitute collateral for any Series of Secured Debt not having the above described effect). As used herein, “securities” and “affiliate” shall have the meaning set forth in Regulation S-X or such other law, rule or regulation, as applicable. In addition, any Series of Secured Debt may disclaim the benefit of any Affiliate Securities in any Collateral Trust Joinder.

ARTICLE 5. IMMUNITIES OF THE COLLATERAL TRUSTEE

SECTION 5.1 No Implied Duty. The Collateral Trustee will not have any fiduciary duties nor will it have responsibilities or obligations other than those expressly assumed by it in this Agreement and the other Security Documents. The Collateral Trustee will not be required to take any action that is contrary to applicable law or any provision of this Agreement or the other Security Documents.

SECTION 5.2 Appointment of Agents and Advisors. The Collateral Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.

SECTION 5.3 Other Agreements. The Collateral Trustee has accepted its appointment as Collateral Trustee hereunder and is bound by the Security Documents executed by the Collateral Trustee as of the date of this Agreement and, as directed by an Act of Required Secured Parties, the Collateral Trustee shall execute additional Security Documents delivered to it after the date of this Agreement; provided, however, that such additional Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Trustee. The Collateral Trustee will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Secured Debt (other than this Agreement and the other Security Documents to which it is a party).

SECTION 5.4 Solicitation of Instructions.

(a) The Collateral Trustee may at any time solicit written confirmatory instructions, in the form of an Act of Required Secured Parties, an Officers’ Certificate or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Security Documents.

(b) No written direction given to the Collateral Trustee by an Act of Required Secured Parties that in the sole judgment of the Collateral Trustee imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement and the other Security Documents will be binding upon the Collateral Trustee unless the Collateral Trustee elects, at its sole option, to accept such direction.

SECTION 5.5 Limitation of Liability. The Collateral Trustee will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Security Document, except for its own negligence or willful misconduct as determined by a court of competent jurisdiction.

SECTION 5.6 Documents in Satisfactory Form. The Collateral Trustee will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it.

SECTION 5.7 Entitled to Rely. The Collateral Trustee may seek and conclusively rely upon, and shall be fully protected in conclusively relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by the Borrower or any Guarantor in compliance with the provisions of this Agreement or delivered to it by any Secured Debt Representative as to the holders of Secured Obligations for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Trustee may act in conclusive reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Security Documents has been duly authorized to do so. To the extent an Officers’ Certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Collateral Trustee in respect of any matter, the Collateral Trustee may rely conclusively on Officers’ Certificate or opinion of counsel as to such matter and such Officers’ Certificate or opinion of counsel shall be full warranty and protection to the Collateral Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Security Documents.

SECTION 5.8 Secured Debt Default. The Collateral Trustee will not be required to inquire as to the occurrence or absence of any Secured Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Secured Debt Default unless and until it is directed by an Act of Required Secured Parties.

SECTION 5.9 Actions by Collateral Trustee. As to any matter not expressly provided for by this Agreement or the other Security Documents, the Collateral Trustee will act or refrain from acting as directed by an Act of Required Secured Parties and will be fully protected if it does so, and any action taken, suffered or omitted pursuant to hereto or thereto shall be binding on the holders of Secured Obligations.

SECTION 5.10 Security or Indemnity in favor of the Collateral Trustee. The Collateral Trustee will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

SECTION 5.11 Rights of the Collateral Trustee. In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Security Document. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Security Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Trustee and the terms of this Agreement or any of the other Security Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

SECTION 5.12 Limitations on Duty of Collateral Trustee in Respect of Collateral.

(a) Beyond the exercise of reasonable care in the custody of Collateral in its possession, the Collateral Trustee will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral; provided, however, that, notwithstanding the foregoing, the Collateral Trustee will execute, file or record UCC-3 continuation statements and other documents and instruments to preserve, protect or perfect the security interests granted to the Collateral Trustee (subject to the priorities set forth herein) if it shall receive a specific written request to execute, file or record the particular continuation statement or other specific document or instrument by any Secured Debt Representative. The Collateral Trustee shall deliver to each other Secured Debt Representative a copy of any such written request. The Collateral Trustee will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Trustee will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith.

(b) Except as provided in paragraph 5.12(a), the Collateral Trustee will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence or willful misconduct on the part of the Collateral Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Borrower or any Guarantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Trustee hereby disclaims any representation or warranty to the current and future holders of the Secured Obligations concerning the perfection of the security interests granted to it or in the value of any Collateral.

SECTION 5.13 Assumption of Rights, Not Assumption of Duties. Notwithstanding anything to the contrary contained herein:

(1) each of the parties thereto will remain liable under each of the Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not be executed;

(2) the exercise by the Collateral Trustee of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Security Documents; and

(3) the Collateral Trustee will not be obligated to perform any of the obligations or duties of any of the parties to the Security Documents other than the Collateral Trustee.

SECTION 5.14 No Liability for Clean Up of Hazardous Materials. In the event that the Collateral Trustee is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Collateral Trustee’s sole discretion may cause the Collateral Trustee to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Trustee to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Trustee reserves the right, instead of taking such action, either to resign as Collateral Trustee or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Collateral Trustee will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Trustee’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

ARTICLE 6. RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE

SECTION 6.1 Resignation or Removal of Collateral Trustee. Subject to the appointment of a successor Collateral Trustee as provided in Section 6.2 and the acceptance of such appointment by the successor Collateral Trustee:

(a) the Collateral Trustee may resign at any time by giving not less than 30 days’ notice of resignation to each Secured Debt Representative and the Borrower; and

(b) the Collateral Trustee may be removed at any time, with or without cause, by an Act of Required Secured Parties.

SECTION 6.2 Appointment of Successor Collateral Trustee. Upon any such resignation or removal, a successor Collateral Trustee may be appointed by an Act of Required Secured Parties, subject to the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed) so long as no default or event of default has occurred and is then continuing under any Secured Debt Document. If no successor Collateral Trustee has been so appointed and accepted such appointment within 30 days after the predecessor Collateral Trustee gave notice of resignation or was removed, the retiring Collateral Trustee may (at the expense of the Borrower), at its option, appoint a successor Collateral Trustee, or petition a court of competent jurisdiction for appointment of a successor Collateral Trustee, which must be a bank or trust company:

(1) authorized to exercise corporate trust powers;

(2) having a combined capital and surplus of at least $100,000,000; and

(3) that is not a Secured Debt Representative, the Borrower or an Affiliate of the Borrower.

The Collateral Trustee will fulfill its obligations hereunder until a successor Collateral Trustee meeting the requirements of this Section 6.2 has accepted its appointment as Collateral Trustee and the provisions of Section 6.3 have been satisfied.

SECTION 6.3 Succession. When the Person so appointed as successor Collateral Trustee accepts such appointment:

(1) such Person will succeed to and become vested with all the rights, powers, privileges and duties of the predecessor Collateral Trustee, and the predecessor Collateral Trustee will be discharged from its duties and obligations hereunder; and

(2) the predecessor Collateral Trustee will (at the expense of the Borrower) promptly transfer all Liens and collateral security and other property of the Trust Estates within its possession or control to the possession or control of the successor Collateral Trustee and will execute instruments and assignments as may be necessary or desirable or reasonably requested by the successor Collateral Trustee to transfer to the successor Collateral Trustee all Liens, interests, rights, powers and remedies of the predecessor Collateral Trustee in respect of the Security Documents or the Trust Estates.

Thereafter the predecessor Collateral Trustee will remain entitled to enforce the immunities granted to it in Article 5 and the provisions of Sections 7.11 and 7.12.

SECTION 6.4 Merger, Conversion or Consolidation of Collateral Trustee. Any Person into which the Collateral Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to the business of the Collateral Trustee shall be the successor of the Collateral Trustee pursuant to Section 6.3, provided that (i) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements specified in clauses (1) through (4) of Section 6.2 and (ii) prior to any such merger, conversion or consolidation, the Collateral Trustee shall have notified the Borrower, each Priority Lien Debt Representative and each Parity Lien Debt Representative thereof in writing.

ARTICLE 7. MISCELLANEOUS PROVISIONS

SECTION 7.1 Amendment.

(a) No amendment or supplement to the provisions of any Security Document will be effective without the approval of the Collateral Trustee acting as directed by an Act of Required Secured Parties, except that:

(1) any amendment or supplement that has the effect solely of:

(A) adding or maintaining Collateral, securing additional Secured Obligations that are otherwise not prohibited by the terms of any Secured Debt Document to be secured by the Collateral or preserving, perfecting or establishing the Liens thereon or the rights of the Collateral Trustee therein; or

(B) providing for the assumption of the Borrower’s or any Guarantor’s obligations under any Secured Debt Document in the case of a merger or consolidation or sale of all or substantially all of the assets of the Borrower or such Guarantor to the extent not prohibited by the terms of the Indenture, the Credit Agreement or any other Secured Debt Documents, as applicable;

will become effective when executed and delivered by the Borrower or any other applicable Guarantor party thereto and the Collateral Trustee;

(2) no amendment or supplement that reduces, impairs or adversely affects the right of any holder of Secured Obligations:

(A) to vote its outstanding Secured Debt as to any matter described as subject to an Act of Required Secured Parties (or amends the provisions of this Section 7.1(a) (2) or the definitions of “Act of Required Secured Parties”, “Required Parity Lien Debtholders” or “Controlling Representative”);

(B) to share in the order of application described in Section 3.4 in the proceeds of enforcement of or realization on any Collateral that has not been released in accordance with the provisions described in Section 4.1 or 4.4; or

(C) to require that Liens securing Secured Obligations be released only as set forth in the provisions described in Section 4.1 or 4.4,

will become effective without the consent of the requisite percentage or number of holders of each Series of Secured Debt so affected under the applicable Secured Debt Documents; and

(3) no amendment or supplement that imposes any obligation upon the Collateral Trustee or any Secured Debt Representative or adversely affects the rights of the Collateral Trustee or any Secured Debt Representative, respectively, in its capacity as such will become effective without the consent of the Collateral Trustee or such Secured Debt Representative, respectively.

(b) Notwithstanding Section 7.1(a) but subject to Sections 7.1(a)(2) and 7.1(a)(3),

(1) any mortgage or other Security Document that secures Parity Lien Debt Obligations (but not Priority Lien Debt Obligations) may be amended or supplemented with the approval of the Collateral Trustee acting as directed in writing by the Required Parity Lien Debtholders, unless such amendment or supplement would not be permitted under the terms of this Agreement or the other Priority Lien Documents; and

(2) any amendment or waiver of, or any consent under, any provision of this Agreement or any other Priority Lien Security Document will apply automatically to any comparable provision of any comparable Parity Lien Security Document without the consent of or notice to any holder of Parity Lien Debt Obligations and without any action by the Borrower or any Guarantor or any holder of notes or other Parity Lien Debt Obligations.

(c) The Collateral Trustee will not enter into any amendment or supplement unless it has received an Officers’ Certificate to the effect that such amendment or supplement will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents. Prior to executing any amendment or supplement pursuant to this Section 7.1, the Collateral Trustee will be entitled to receive an opinion of counsel of the Borrower to the effect that the execution of such document is authorized or permitted hereunder, and with respect to amendments adding Collateral, an opinion of counsel of the Borrower addressing customary creation and perfection, and if such additional Collateral consists of equity interests of any Person which equity interests constitute certificated securities, priority matters with respect to such additional Collateral (which opinion may be subject to customary assumptions and qualifications).

(d) The holders of Parity Lien Debt Obligations and the Parity Lien Debt Representatives agree that each Parity Lien Security Document will include the following language:

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee pursuant to this Agreement and the exercise of any right or remedy by such Collateral Trustee hereunder are subject to the provisions of the Collateral Trust Agreement, dated as of June 17, 2015, among the Borrower, the Guarantors from time to time party thereto, JPMorgan Chase Bank, National Association, as Administrative Agent under the Credit Agreement (as defined therein), Wells Fargo Bank, National Association, as Trustee under the Indenture (as defined therein) and Wells Fargo Bank, National Association, as Collateral Trustee (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”). In the event of any conflict between the terms of the Collateral Trust Agreement and this Agreement, the terms of the Collateral Trust Agreement will govern.”

; provided, however, that if the jurisdiction in which any such Parity Lien Debt Document will be filed prohibits the inclusion of the language above or would prevent a document containing such language from being recorded, the Parity Lien Debt Representatives and the Priority Lien Debt Representatives agree, prior to such Parity Lien Debt Document being entered into, to negotiate in good faith replacement language stating that the lien and security interest granted under such Parity Lien Debt Document is subject to the provisions of this Agreement.

SECTION 7.2 Voting. In connection with any matter under this Agreement requiring a vote of holders of Secured Debt, each Series of Secured Debt will cast its votes in accordance with the Secured Debt Documents governing such Series of Secured Debt. The amount of Secured Debt to be voted by a Series of Secured Debt will equal (1) the aggregate principal amount of Secured Debt held by such Series of Secured Debt (including outstanding letters of credit whether or not then available or drawn), plus (2) other than in connection with an exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Funded Debt of such Series of Secured Debt. Following and in accordance with the outcome of the applicable vote under its Secured Debt Documents, the Secured Debt Representative of each Series of Secured Debt will cast all of its votes under that Series of Secured Debt as a single block in respect of any vote under this Agreement.

SECTION 7.3 Further Assurances; Insurance.

(a) The Borrower and each of the Guarantors will do or cause to be done all acts and things that may be required, or that the Collateral Trustee from time to time may reasonably request, to assure and confirm that the Collateral Trustee holds, for the benefit of the holders of Secured Obligations, duly created and enforceable and perfected Liens upon the Collateral, (including any property or assets that are acquired or otherwise become, or are required by any Secured Debt Document to become, Collateral after the date hereof), in each case as contemplated by, and with the Lien priority required under, the Secured Debt Documents.

(b) The Borrower and each of the Guarantors will promptly execute, acknowledge and deliver such security documents, instruments, certificates, notices and other documents, and take such other actions as may be reasonably required, or that the Collateral Trustee may reasonably request, to create, perfect, protect, assure or enforce the Liens and benefits intended to be conferred, in each case as contemplated by the Secured Debt Documents for the benefit of holders of Secured Obligations.

(c) The Borrower and the Guarantors will:

(1) keep their properties adequately insured at all times by financially sound and reputable insurers;

(2) maintain such other insurance, to such extent and against such risks (and with such deductibles, retentions and exclusions), including fire and other risks insured against by extended coverage and coverage for acts of terrorism, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by them;

(3) maintain such other insurance as may be required by law;

(4) obtain title insurance on all real property Collateral insuring the Collateral Trustee’s Lien on that property, subject only to Liens permitted under each of the Secured Debt Documents and other exceptions to title approved by the Collateral Trustee (except that title insurance need only be obtained on any particular parcel of real property with a value equal to or less than $3,000,000 if and to the extent title insurance is obtained in respect of Priority Liens on that property or as otherwise required under the Indenture); and

(5) maintain such other insurance as may be required by the Security Documents.

(d) Upon the request of the Collateral Trustee, the Borrower and the Guarantors will furnish to the Collateral Trustee full information as to their property and liability insurance carriers.

(e) All insurance policies required by Sections 7.3(c) (except for the insurance described in 7.3(c)(4)) above will:

(1) provide that, with respect to third party liability insurance, the holders of Secured Obligations, as a class, shall be named as additional insureds, with a waiver of subrogation;

(2) name the Collateral Trustee as a loss payee and additional insured;

(3) provide that (x) no cancellation or termination of such insurance and (y) no reduction in the limits of liability of such insurance or other material change shall be effective until 30 days after written notice is given by the insurers to the Collateral Trustee of such cancellation, termination, reduction or change;

(4) waive all claims for insurance premiums or commissions or additional premiums or assessments against the Secured Parties; and

(5) waive any right of the insurers to setoff or counterclaim or to make any other deductions, whether by way of attachment or otherwise, as against the Secured Parties.

(f) Upon the request of the Collateral Trustee, the Borrower and the Guarantors will permit the Collateral Trustee or any of its agents or representatives, at reasonable times and intervals upon reasonable prior notice, to visit their offices and sites and inspect any of the Collateral and to discuss matters relating to the Collateral with their respective officers and independent public accountants. The Borrower and the Guarantors shall, at any reasonable time and from time to time upon reasonable prior notice, permit the Collateral Trustee or any of its agents or representatives to examine and make copies of and abstracts from the records and books of account of the Borrower and the Guarantors and their Subsidiaries, all at the Borrower’s expense.

SECTION 7.4 Perfection of Junior Trust Estate.

Solely for purposes of perfecting the Liens of the Collateral Trustee in its capacity as agent of the holders of Parity Lien Debt Obligations and the Parity Lien Debt Representatives in any portion of the Junior Trust Estate in the possession or control of the Collateral Trustee (or its agents or bailees) as part of the Senior Trust Estate including, without limitation, any instruments, goods, negotiable documents, tangible chattel paper, certificated securities, securities accounts or money, the Collateral Trustee, the holders of Priority Lien Debt Obligations and the Priority Lien Debt Representatives hereby acknowledge that the Collateral Trustee also holds such property as gratuitous bailee for the benefit of the Collateral Trustee for the benefit of the holders of Parity Lien Debt Obligations and the Parity Lien Debt Representatives (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(d), 8-301(a)(2) and 9-313(c) of the UCC). Solely with respect to any deposit accounts under the control (within the meaning of Section 9-104 of the UCC) of the Collateral Trustee in its capacity as agent of the holders of the Priority Lien Debt Obligations, the Collateral Trustee agrees to also hold control over such deposit accounts as gratuitous agent for the benefit of the holders of Parity Lien Debt Obligations and the Parity Lien Debt Representatives.

SECTION 7.5 Separate Grants and Separate Classification. Each of the parties and beneficiaries hereto acknowledges and agrees that:

(a) the grants of Liens to the Collateral Trustee for the benefit of the Priority Lien Secured Parties and the grants of Liens to the Collateral Trustee for the benefit of the Parity Lien Secured Parties constitute two separate and distinct grants of Liens; and

(b) because of, among other things, their differing rights in the Collateral, the Priority Lien Debt Obligations are fundamentally different from the Parity Lien Debt Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Priority Lien Secured Parties and the Parity Lien Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Borrower and Guarantors in respect of the Collateral

(with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Parity Lien Secured Parties), the Priority Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of post-petition interest, including any additional interest payable pursuant to the Priority Lien Debt Documents, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Parity Lien Secured Parties with respect to the Collateral, with the Parity Lien Secured Parties, hereby acknowledging and agreeing to turn over to the Collateral Trustee, for itself and on behalf of the Priority Lien Secured Parties, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Parity Lien Secured Parties).

SECTION 7.6 Successors and Assigns.

(a) Except as provided in Section 5.2, the Collateral Trustee may not, in its capacity as such, delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Collateral Trustee hereunder will inure to the sole and exclusive benefit of, and be enforceable by, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

(b) Neither the Borrower nor any Guarantor may delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Borrower and the Guarantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Trustee, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

SECTION 7.7 Delay and Waiver. No failure to exercise, no course of dealing with respect to the exercise of, and no delay in exercising, any right, power or remedy arising under this Agreement or any of the other Security Documents will impair any such right, power or remedy or operate as a waiver thereof. No single or partial exercise of any such right, power or remedy will preclude any other or future exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

SECTION 7.8 Notices. Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to the Collateral Trustee:	Wells Fargo Bank, National Association
150 East 42nd Street, 40th Floor
New York, New York 10017
Telephone: (917) 260-1534
Fax: (917) 260-1593
Attention: Corporate Trust Services, as Administrator—Carmike Cinemas, Inc.

If to the Borrower or any Guarantor:	Carmike Cinemas, Inc.
1301 First Avenue
Columbus, Georgia 31901
Attention: Chief Financial Officer
Telephone: (706) 576-3415
Fax: (706) 324-0470

If to the Administrative Agent:	JPMorgan Chase Bank, N.A.
2029 Century Park East, 38th Floor
Los Angeles, California 90067
Houston, Texas 77002
Attention: Gerardo B. Loera
Telecopy: (310) 860-7206
Email: gerardo.b.loera@jpmorgan.com

with copies to:
JPMorgan Chase Bank, N.A.
JPMorgan Loan Services
10 South Dearborn, L2
Chicago, Illinois 60603
Attention: Commercial Loan Services
Telecopy: (888) 292-9533
Email: JPM.Agency.Servicing.4@jpmchase.com

J.P. Morgan Securities LLC
2029 Century Park East, 38th Floor
Los Angeles, California 90067
Attention: David Shaheen
Telecopy: (310) 860-7260
Email: david.shaheen@jpmorgan.com

Latham & Watkins LLP
885 Third Avenue
New York, New York 10022
Attention: Michele O. Penzer
Telecopy: (212) 751-4864
Email: michele.penzer@lw.com

If to the Trustee:	Wells Fargo Bank, National Association
150 East 42nd Street, 40th Floor
New York, New York 10017
Telephone: (917) 260-1534
Fax: (917) 260-1593
Attention: Corporate Trust Services, as Administrator—Carmike Cinemas, Inc.

and if to any other Secured Debt Representative, to such address as it may specify by written notice to the parties named above.

All notices and communications will be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to the relevant address set forth above or, as to holders of Secured Debt, its address shown on the register kept by the office or agency where the relevant Secured Debt may be presented for registration of transfer or for exchange. To the extent applicable, any notice or communication will also be so mailed to any Person described in § 313(c) of the Trust Indenture Act of 1939, as amended, to the extent required thereunder. Failure to mail a notice or communication to a holder of Secured Debt or any defect in it will not affect its sufficiency with respect to other holders of Secured Debt.

If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

SECTION 7.9 Notice Following Discharge of Priority Lien Debt Obligations. Promptly following the Discharge of Priority Lien Debt Obligations with respect to one or more Series of Priority Lien Debt, each Priority Lien Debt Representative with respect to each applicable Series of Priority Lien Debt that is so discharged will provide written notice of such discharge to the Collateral Trustee and to each other Secured Debt Representative.

SECTION 7.10 Entire Agreement. This Agreement states the complete agreement of the parties relating to the undertaking of the Collateral Trustee set forth herein and supersedes all oral negotiations and prior writings in respect of such undertaking.

SECTION 7.11 Compensation; Expenses. The Borrower and the Guarantors jointly and severally agree to pay, promptly upon demand:

(1) such compensation to the Collateral Trustee and its agents as the Borrower and the Collateral Trustee may agree in writing from time to time;

(2) all reasonable costs and expenses incurred by the Collateral Trustee and its agents in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any other Security Document or any consent, amendment, waiver or other modification relating hereto or thereto;

(3) all reasonable fees, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Collateral Trustee or any Secured Debt Representative incurred in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the other Security Documents or any consent, amendment, waiver or other modification relating hereto or thereto and any other document or matter requested by the Borrower or any Guarantor;

(4) all reasonable costs and expenses incurred by the Collateral Trustee and its agents in creating, perfecting, preserving, releasing or enforcing the Collateral Trustee’s Liens on the Collateral, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and title insurance premiums;

(5) all other reasonable costs and expenses incurred by the Collateral Trustee and its agents in connection with the negotiation, preparation and execution of the Security Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Collateral Trustee thereunder; and

(6) after the occurrence of any Secured Debt Default, all costs and expenses incurred by the Collateral Trustee, its agents and any Secured Debt Representative in connection with the preservation, collection, foreclosure or enforcement of the Collateral subject to the Security Documents or any interest, right, power or remedy of the Collateral Trustee or in connection with the collection or enforcement of any of the Secured Obligations or the proof, protection, administration or resolution of any claim based upon the Secured Obligations in any Insolvency or Liquidation Proceeding, including all fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Collateral Trustee, its agents or the Secured Debt Representatives.

The agreements in this Section 7.11 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Trustee.

SECTION 7.12 Indemnity.

(a) The Borrower and the Guarantors jointly and severally agree to defend, indemnify, pay and hold harmless the Collateral Trustee, each Secured Debt Representative, each holder of Secured Obligations and each of their respective Affiliates and each and all of the directors, officers, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided, no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(b) All amounts due under this Section 7.12 will be payable upon demand.

(c) To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 7.12(a) may be unenforceable in whole or in part because they violate any law or public policy, the Borrower and each of the Guarantors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(d) Neither the Borrower nor any Guarantor will ever assert any claim against any Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any other Security Document or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Indemnified Liability, and the Borrower each of the Guarantors hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(e) The agreements in this Section 7.12 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Trustee.

SECTION 7.13 Actions Upon Breach; Specific Performance. If any Parity Lien Secured Party, in contravention of the terms of this Agreement, in any way takes, attempts to or threatens to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or fails to take any action required by this Agreement, this Agreement shall create an irrebutable presumption and admission by such Parity Lien Secured Party that relief against such Parity Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the Priority Lien Secured Parties, it being understood and agreed by each Parity Lien Debt Representative and the Collateral Trustee (on behalf of the Parity Lien Secured Parties), on behalf of each Parity Lien Secured Party represented by it, that (i) the Priority Lien Secured Parties’ damages from actions of any Parity Lien Secured Party may at that time be difficult to ascertain and may be irreparable and (ii) each Parity Lien Secured Party waives any defense that the Guarantors and/or the Priority Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages. Each of the Priority Lien Debt Representatives and/or the Collateral Trustee (on behalf of the Priority Lien Secured Parties) may demand specific performance of this Agreement. Each Parity Lien Debt Representative and the Collateral Trustee (on behalf of the Parity Lien Secured Parties), on behalf of itself and each other Parity Lien Secured Party represented by it, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any Priority Lien Debt Representative, the Collateral Trustee (on behalf of the Priority Lien Secured Parties) or any other Priority Lien Secured Party. No provision of this Agreement shall constitute or be deemed to constitute a waiver by any Priority Lien Debt Representative or the Collateral Trustee (on behalf of the Priority Lien Secured Parties) on behalf of itself and each other Priority Lien Secured Party represented by it of any right to seek damages from any Person in connection with any breach or alleged breach of this Agreement.

SECTION 7.14 Severability. If any provision of this Agreement is invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of such provision in all other respects and of all remaining provisions, and of such provision in all other jurisdictions, will not in any way be affected or impaired thereby.

SECTION 7.15 Headings. Section headings herein have been inserted for convenience of reference only, are not to be considered a part of this Agreement and will in no way modify or restrict any of the terms or provisions hereof.

SECTION 7.16 Obligations Secured. All obligations of the Borrower and the Guarantors set forth in or arising under this Agreement will be Secured Obligations and are secured by all Liens granted by the Security Documents.

SECTION 7.17 Governing Law. THIS AGREEMENT AND ANY CLAIM OR CONTROVERSY RELATING TO THE SUBJECT MATTER HEREOF, WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 7.18 Consent to Jurisdiction. All judicial proceedings brought against any party hereto arising out of or relating to this Agreement or any of the other Security Documents may be brought in any state or federal court of competent jurisdiction in the State, County and City of New York. By executing and delivering this Agreement, the Borrower, each Guarantor, for itself and in connection with its properties, irrevocably:

(1) accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts;

(2) waives any defense of forum non conveniens;

(3) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in accordance with Section 7.8;

(4) agrees that service as provided in clause (3) above is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court and otherwise constitutes effective and binding service in every respect; and

(5) agrees that each party hereto retains the right to serve process in any other manner permitted by law or to bring proceedings against any party in the courts of any other jurisdiction.

SECTION 7.19 Waiver of Jury Trial. Each party to this Agreement waives its rights to a jury trial of any claim or cause of action based upon or arising under this Agreement or any of the other Security Documents or any dealings between them relating to the subject matter of this Agreement or the intents and purposes of the other Security Documents. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement and the other Security Documents, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party to this Agreement acknowledges that this waiver is a material inducement to enter into a business relationship, that each party hereto has already relied on this waiver in entering into this Agreement, and that each party hereto will continue to rely on this waiver in its related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. This waiver is irrevocable, meaning that it may not be modified either orally or in writing (other than by a mutual written waiver specifically referring to this Section 7.19 and executed by each of the parties hereto), and this waiver will apply to any subsequent amendments, renewals, supplements or modifications of or to this Agreement or any of the other Security Documents or to any other documents or agreements relating thereto. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 7.20 Counterparts, Electronic Signatures. This Agreement may be executed in any number of counterparts (including by facsimile), each of which when so executed and delivered will be deemed an original, but all such counterparts together will constitute but one and the same instrument. The parties hereto may sign this Agreement and any Collateral Trust Joinder and transmit the executed copy by electronic means, including facsimile or noneditable *.pdf files. The electronic copy of the executed Agreement and any Collateral Trust Joinder is and shall be deemed an original signature.

SECTION 7.21 Effectiveness. This Agreement will become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by each party of written notification of such execution and written or telephonic authorization of delivery thereof.

SECTION 7.22 Guarantors and Additional Guarantors. The Borrower represents and warrants that each Person who is a Guarantor on the date hereof has duly executed this Agreement. The Borrower will cause each Person that hereafter becomes a Guarantor or is required by any Secured Debt Document to become a party to this Agreement to become a party to this Agreement, for all purposes of this Agreement, by causing such Person to execute and deliver to the Collateral Trustee a Collateral Trust Joinder, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Borrower shall promptly provide each Secured Debt Representative with a copy of each Collateral Trust Joinder executed and delivered pursuant to this Section 7.22; provided, however, that the failure to so deliver a copy of the Collateral Trust Joinder to any then existing Secured Debt Representative shall not affect the inclusion of such Person as a Guarantor if the other requirements of this Section 7.22 are complied with.

SECTION 7.23 Continuing Nature of this Agreement. This Agreement, including the subordination provisions hereof, will be reinstated if at any time any payment or distribution in respect of any of the Priority Lien Debt Obligations is rescinded or must otherwise be returned in an Insolvency or Liquidation Proceeding or otherwise by any holder of Priority Lien Debt Obligations or Priority Lien Debt Representative or any representative of any such party (whether by demand, settlement, litigation or otherwise). In the event that all or any part of a payment or distribution made with respect to the Priority Lien Debt Obligations is recovered from any holder of Priority Lien Debt Obligations or any Priority Lien Debt Representative in an Insolvency or Liquidation Proceeding or otherwise, such payment or distribution received by any holder of Parity Lien Debt Obligations or Parity Lien Debt Representative with respect to the Parity Lien Debt Obligations from the proceeds of any Collateral or any title insurance policy required by any real property mortgage at any time after the date of the payment or distribution that is so recovered, whether pursuant to a right of subrogation or otherwise, that Parity Lien Debt Representative or that holder of a Parity Lien Debt Obligation, as the case may be, will forthwith deliver the same to the Collateral Trustee, for the account of the holders of the Priority Lien Debt Obligations to be applied in accordance with Section 3.4. Until so delivered, such proceeds will be held by that Parity Lien Debt Representative or that holder of a Parity Lien Debt Obligation, as the case may be, for the benefit of the holders of the Priority Lien Debt Obligations.

SECTION 7.24 Insolvency. This Agreement will be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding by or against the Borrower or any Guarantor. The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement.

SECTION 7.25 Rights and Immunities of Secured Debt Representatives. The Administrative Agent will be entitled to all of the rights, protections, immunities and indemnities set forth in the Credit Agreement, the Trustee will be entitled to all of the rights, protections, immunities and indemnities set forth in the Indenture and any future Secured Debt Representative will be entitled to all of the rights, protections, immunities and indemnities set forth in the credit agreement, indenture or other agreement governing the applicable Secured Debt with respect to which such Person will act as representative, in each case as if specifically set forth herein. In no event will any Secured Debt Representative be liable for any act or omission on the part of the Borrower or the Guarantor or the Collateral Trustee hereunder.

SECTION 7.26 U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Collateral Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Collateral Trustee. The parties to this Agreement agree that they will provide the Collateral Trustee with such information as it may request in order for the Collateral Trustee to satisfy the requirements of the U.S.A. Patriot Act.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Agreement to be executed by their respective officers or representatives as of the day and year first above written.

CARMIKE CINEMAS, INC.

By:
Name:
Title:

CARMIKE CONCESSIONS II, LLC

By:
Name:
Title:

CARMIKE CONCESSIONS, LLC

By:
Name:
Title:

CARMIKE GIFTCO, INC.

By:
Name:
Title:

CARMIKE MOTION PICTURES ALLENTOWN, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES BIRMINGHAM II, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES BIRMINGHAM III, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES BIRMINGHAM, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES CHATTANOOGA, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES DAPHNE, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES FT. WAYNE, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES HUNTSVILLE, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES INDIANAPOLIS, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES MELBOURNE, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES ORANGE BEACH, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES PENSACOLA II, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES PENSACOLA, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES PEORIA, LLC

By:
Name:
Title:

CARMIKE MOTION PICTURES PORT ST. LUCIE, LLC

By:
Name:
Title:

CARMIKE REVIEWS HOLDINGS, LLC

By:
Name:
Title:

DC APPLE VALLEY CINEMA, LLC

By:
Name:
Title:

DC BLOOMFIELD CINEMA, LLC

By:
Name:
Title:

DC CHURCHVILLE CINEMA, LLC

By:
Name:
Title:

DC CINEMA CENTERS, LLC

By:
Name:
Title:

DC CRANFORD CINEMA, LLC

By:
Name:
Title:

DC LANSING CINEMA, LLC

By:
Name:
Title:

DC LISBON CINEMA, LLC

By:
Name:
Title:

DC LONDONDERRY CINEMA, LLC

By:
Name:
Title:

DC MECHANICSBURG CINEMA, LLC

By:
Name:
Title:

DC MISSION MARKETPLACE CINEMA, LLC

By:
Name:
Title:

DC NEW SMYRNA BEACH CINEMA, LLC

By:
Name:
Title:

DC POWAY CINEMA, LLC

By:
Name:
Title:

DC RIVER VILLAGE CINEMA, LLC

By:
Name:
Title:

DC SARVER CINEMA, LLC

By:
Name:
Title:

DC SOLON CINEMA, LLC

By:
Name:
Title:

DC SPARTA CINEMA, LLC

By:
Name:
Title:

DC SURPRISE CINEMA, LLC

By:
Name:
Title:

DC TEMECULA CINEMA, LLC

By:
Name:
Title:

DC TORRINGTON CINEMA, LLC

By:
Name:
Title:

DC WESTFIELD CINEMA, LLC

By:
Name:
Title:

DIGITAL CINEMA DESTINATIONS CORP.

By:
Name:
Title:

EASTWYNN THEATRES, INC.

By:
Name:
Title:

GEORGE G. KERASOTES CORPORATION

By:
Name:
Title:

GKC INDIANA THEATRES, INC.

By:
Name:
Title:

GKC MICHIGAN THEATRES, INC.

By:
Name:
Title:

GKC THEATRES, INC.

By:
Name:
Title:

MILITARY SERVICES, INC.

By:
Name:
Title:

SETH CHILDS 12 OF KANSAS L.L.C.

By:
Name:
Title:

START MEDIA/DIGIPLEX, LLC

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee under the Indenture

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

[EXHIBIT A to Collateral Trust Agreement]

[FORM OF]

ADDITIONAL SECURED DEBT DESIGNATION

Reference is made to the Collateral Trust Agreement dated as of June 17, 2015 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among CARMIKE CINEMAS, INC. (the “Borrower”), the Guarantors from time to time party thereto, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent under the Credit Agreement (as defined therein), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee under the Indenture (as defined therein), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Additional Secured Debt Designation is being executed and delivered in order to designate additional secured debt as either Priority Lien Debt or Parity Lien Debt entitled to the benefit of the Collateral Trust Agreement.

The undersigned, the duly appointed [specify title] of the Borrower hereby certifies on behalf of the Borrower that:

(A) [insert name of the Borrower or Guarantor] intends to incur additional Secured Debt (“Additional Secured Debt”) which will be [select appropriate alternative] [Priority Lien Debt permitted by each applicable Secured Debt Document to be secured by a Priority Lien equally and ratably with all previously existing and future Priority Lien Debt] or [Parity Lien Debt permitted by each applicable Secured Debt Document to be secured with a Parity Lien equally and ratably with all previously existing and future Parity Lien Debt];

(B) the name and address of the Secured Debt Representative for the Additional Secured Debt for purposes of Section 7.8 of the Collateral Trust Agreement is:

Telephone:

Fax:

(C) the Borrower and each Guarantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Secured Debt is secured by the Collateral in accordance with the Security Documents;

(D) attached as Exhibit 1 hereto is a Reaffirmation Agreement duly executed by the Borrower and each Guarantor, and

(E) the Borrower has caused a copy of this Additional Secured Debt Designation and the related Collateral Trust Joinder to be delivered to each existing Secured Debt Representative.

EXHIBIT A

IN WITNESS WHEREOF, the Borrower has caused this Additional Secured Debt Designation to be duly executed by the undersigned officer as of             , 20    .

CARMIKE CINEMAS, INC.

By:
Name:
Title:

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Trustee under the Collateral Trust Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Debt Designation.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

EXHIBIT 1 TO ADDITIONAL SECURED DEBT DESIGNATION

[FORM OF]

REAFFIRMATION AGREEMENT

Reference is made to the Collateral Trust Agreement dated as of June 17, 2015 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among CARMIKE CINEMAS, INC. (the “Borrower”), the Guarantors from time to time party thereto, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent under the Credit Agreement (as defined therein), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee under the Indenture (as defined therein), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Reaffirmation Agreement is being executed and delivered as of             , 20     in connection with an Additional Secured Debt Designation of even date herewith which Additional Secured Debt Designation has designated additional secured debt as either Priority Lien Debt or Parity Lien Debt (as described therein) entitled to the benefit of the Collateral Trust Agreement.

Each of the undersigned hereby consents to the designation of additional secured debt as [Priority/Parity] Lien Debt as set forth in the Additional Secured Debt Designation of even date herewith and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the [Priority/Parity] Lien Documents to which it is party, and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each [Priority/Parity] Lien Document to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and such additional secured debt shall be entitled to all of the benefits of such [Priority/Parity] Lien Documents.

Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Reaffirmation Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation Agreement to be duly executed as of the date written above.

[names of Guarantors]

By:
Name:
Title:

[EXHIBIT B to Collateral Trust Agreement]

[FORM OF]

COLLATERAL TRUST JOINDER – ADDITIONAL DEBT

Reference is made to the Collateral Trust Agreement dated as of June 17, 2015 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among CARMIKE CINEMAS, INC. (the “Borrower”), the Guarantors from time to time party thereto, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent under the Credit Agreement (as defined therein), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee under the Indenture (as defined therein) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 3.8 of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being additional secured debt under the Collateral Trust Agreement.

1. Joinder. The undersigned,                     , a                     , (the “New Representative”) as [trustee, administrative agent] under that certain [described applicable indenture, credit agreement or other document governing the additional secured debt] hereby agrees to become party as [a Parity Lien Debt Representative] [a Priority Lien Debt Representative] under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Lien Sharing and Priority Confirmation.

[Option A: to be used if Additional Debt is Parity Lien Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Parity Lien Debt for which the undersigned is acting as Parity Lien Debt Representative hereby agrees, for the enforceable benefit of all holders of each current and future Series of Priority Lien Debt and Parity Lien Debt, each current and future Priority Lien Debt Representative, each other current and future Parity Lien Debt Representative and each current and future holder of Priority Lien Debt Obligations and Parity Lien Debt Obligations and as a condition to being treated as Secured Debt under the Collateral Trust Agreement that:

(a) all Parity Lien Debt Obligations will be and are secured equally and ratably by all Parity Liens at any time granted by the Borrower or any Guarantor to secure any Obligations in respect of any Series of Parity Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Parity Lien Debt, and that all such Parity Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Parity Lien Debt Obligations equally and ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of Parity Lien Debt for which the undersigned is acting as Parity Lien

Debt Representative are bound by the provisions of this Agreement, including the provisions relating to the ranking of Parity Liens and the order of application of proceeds from the enforcement of Parity Liens; and

(c) the Collateral Trustee shall perform its obligations under the Collateral Trust Agreement and the other Security Documents. [or]

[Option B: to be used if Additional Debt is Priority Lien Debt] [The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Priority Lien Debt for which the undersigned is acting as Priority Lien Debt Representative hereby agrees, for the enforceable benefit of all holders of each existing and future Series of Priority Lien Debt and Parity Lien Debt, each current and future Parity Lien Debt Representative, each other existing and future Priority Lien Debt Representative and each current and future holder of Priority Lien Debt Obligation and Parity Lien Debt Obligations and as a condition to being treated as Secured Debt under the Collateral Trust Agreement that:

(a) all Priority Lien Debt Obligations will be and are secured equally and ratably by all Priority Liens at any time granted by the Borrower or any Guarantor to secure any Obligations in respect of any Series of Priority Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Priority Lien Debt, and that all such Priority Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Priority Lien Debt Obligations equally and ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of Priority Lien Debt for which the undersigned is acting as Priority Lien Debt Representative are bound by the provisions of this Agreement, including the provisions relating to the ranking of Priority Liens and the order of application of proceeds from the enforcement of Priority Liens; and

(c) the Collateral Trustee shall perform its obligations under the Collateral Trust Agreement and the other Security Documents.]

3. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of             , 20    .

[insert name of the new representative]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the New Representative and the holders of the Obligations represented thereby:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

[EXHIBIT C

to Collateral Trust Agreement]

[FORM OF]

COLLATERAL TRUST JOINDER – ADDITIONAL GUARANTOR

Reference is made to the Collateral Trust Agreement dated as of June 17, 2015 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among CARMIKE CINEMAS, INC. (the “Borrower”), the Guarantors from time to time party thereto, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent under the Credit Agreement (as defined therein), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee under the Indenture (as defined therein) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 7.22 of the Collateral Trust Agreement.

1. Joinder. The undersigned,                     , a                     , hereby agrees to become party as a Guarantor under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of             , 20    .

[ ]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Collateral pledged by the new Guarantor:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

[EXHIBIT D

to Collateral Trust Agreement]

[FORM OF]

ADDITIONAL SECURED OBLIGATION DESIGNATION

Reference is made to the Collateral Trust Agreement dated as of June 17, 2015 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among CARMIKE CINEMAS, INC. (the “Borrower”), the Guarantors from time to time party thereto, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent under the Credit Agreement (as defined therein), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee under the Indenture (as defined therein) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Additional Secured Obligation Designation is being executed and delivered in order to designate Hedging Obligations or Bank Product Obligations as Priority Lien Debt Obligations entitled to the benefit of the Collateral Trust Agreement.

The undersigned, the duly appointed [specify title] of the Borrower hereby certifies on behalf of the Borrower that:

(a)	[insert name of the Borrower or Guarantor] intends to incur [Hedging Obligations][Bank Product Obligations] pursuant to the following agreement: [describe Hedge Agreement, Swap Transaction or agreement giving rise to Bank Product Obligations] which will be Priority Lien Debt Obligations and are permitted by each applicable Secured Debt Document;

(b)	the name and address of the [Hedge Provider][Bank Product Provider] is:

Telephone:

Fax:

(c)	the Borrower and each Guarantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that such [Hedge Provider][Bank Product Provider] are secured by the Collateral in accordance with the Security Documents, and

(d)	the Borrower has caused a copy of this Additional Secured Debt Designation and the related Collateral Trust Joinder to be delivered to each existing Secured Debt Representative.

IN WITNESS WHEREOF, the Borrower has caused this Additional Secured Obligation Designation to be duly executed by the undersigned officer as of             , 20    .

CARMIKE CINEMAS, INC.

By:
Name:
Title:

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Trustee under the Collateral Trust Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Obligation Designation.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

[EXHIBIT E

to Collateral Trust Agreement]

[FORM OF]

COLLATERAL TRUST JOINDER – ADDITIONAL SECURED OBLIGATIONS

OTHER THAN DEBT

Reference is made to the Collateral Trust Agreement dated as of June 17, 2015 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among CARMIKE CINEMAS, INC. (the “Borrower”), the Guarantors from time to time party thereto, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent under the Credit Agreement (as defined therein), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee under the Indenture (as defined therein) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 3.9 of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being Priority Lien Debt Obligations under the Collateral Trust Agreement.

1. Joinder. The undersigned,                     , a                     , (the “New Secured Party”) as a [Hedge Provider] [Bank Product Provider] under that certain [describe applicable Hedge Agreement, Swap Transaction or agreement giving rise to Bank Product Obligations] hereby agrees to become party as Secured Party under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Lien Sharing and Priority Confirmation.

The undersigned New Secured Party hereby agrees, for the enforceable benefit of each current and future Priority Lien Debt Representative, each other current and future Parity Lien Debt Representative and each current and future holder of Priority Lien Debt Obligations and Parity Lien Debt Obligations and as a condition to being treated as Secured Debt under the Collateral Trust Agreement that:

(a) all Priority Lien Debt Obligations will be and are secured equally and ratably by all Priority Liens at any time granted by the Borrower or any Guarantor to secure any Obligations in respect of any Series of Priority Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Priority Lien Debt, and that all such Priority Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Priority Lien Debt Obligations equally and ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of Priority Lien Debt for which the undersigned is acting as Priority

Lien Debt Representative are bound by the provisions of this Agreement, including the provisions relating to the ranking of Priority Liens and the order of application of proceeds from the enforcement of Priority Liens; and

(c) the Collateral Trustee shall perform its obligations under the Collateral Trust Agreement and the other Security Documents.

3. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of             , 20    .

[insert name of the new secured party]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the New Secured Party:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title: